UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.20

ANNUAL REPORT

AB HIGH INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 14, 2020

This report provides management’s discussion of fund performance for AB High Income Fund for the annual reporting period ended October 31, 2020.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND[1]

Class A Shares	13.77%	-2.15%

Class C Shares	13.32%	-2.99%

Advisor Class Shares[2]	13.91%	-1.89%

Class R Shares[2]	13.48%	-2.62%

Class K Shares[2]	13.66%	-2.28%

Class I Shares[2]	13.85%	-1.94%

Class Z Shares[2]	13.88%	-1.89%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	11.16%	1.76%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	9.49%	-0.45%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2020.

During the 12-month period, all share classes underperformed the primary benchmark, before sales charges. Industry allocation was the main

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detractor, relative to the benchmark, because of exposures in high-yield credit default swaps and commercial mortgage-backed securities (“CMBS”), which were partially offset by gains in sovereign bonds and collateralized mortgage obligations. Yield-curve positioning and currency decisions were minor detractors. Country positioning contributed due to off-benchmark exposures to Brazil, the eurozone, Indonesia and Russia, more than offsetting positioning in Canada. Security selection also added to performance, mainly in the sovereign bonds, consumer noncyclical, technology and basic sectors, while selection within consumer cyclical–automotive, energy and transportation services detracted.

During the six-month period, all share classes outperformed the primary benchmark, before sales charges. Security selection contributed most, due to gains in sovereign bonds, consumer noncyclical, technology, banking, basic and insurance, while selection within transportation services detracted. Industry allocation also contributed, mostly within collateralized mortgage obligations, high-yield credit default swaps and CMBS, although allocations to US Treasuries, energy and cash took back some of these gains. Yield-curve positioning in the US added to performance. Country allocations due to off-benchmark exposures in the eurozone contributed, more than offsetting exposures to Russia and Brazil. Currency decisions were a minor contributor.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single-name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive over the 12-month period ended October 31, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade corporate bonds led gains, followed by developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Securitized assets also advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell during the period. The US dollar declined against most major developed-market currencies and gained against a majority of emerging-market currencies.

abfunds.com	AB HIGH INCOME FUND | 3

Brent crude oil prices fell almost 34% as demand slowed sharply and the oil industry outlook was uncertain.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility

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DISCLOSURES AND RISKS (continued)

due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a

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DISCLOSURES AND RISKS (continued)

liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of

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DISCLOSURES AND RISKS (continued)

default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2010 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2010 to 10/31/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.21%

1 Year	-2.15%	-6.27%

5 Years	4.13%	3.23%

10 Years	4.98%	4.52%

CLASS C SHARES			4.61%

1 Year	-2.99%	-3.90%

5 Years	3.28%	3.28%

10 Years	4.15%	4.15%

ADVISOR CLASS SHARES[2]			5.69%

1 Year	-1.89%	-1.89%

5 Years	4.39%	4.39%

10 Years	5.27%	5.27%

CLASS R SHARES[2]			4.92%

1 Year	-2.62%	-2.62%

5 Years	3.73%	3.73%

10 Years	4.60%	4.60%

CLASS K SHARES[2]			5.23%

1 Year	-2.28%	-2.28%

5 Years	4.06%	4.06%

10 Years	4.95%	4.95%

CLASS I SHARES[2]			5.59%

1 Year	-1.94%	-1.94%

5 Years	4.41%	4.41%

10 Years	5.30%	5.30%

CLASS Z SHARES[2]			5.67%

1 Year	-1.89%	-1.89%

5 Years	4.45%	4.45%

Since Inception[3]	3.97%	3.97%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.88%, 1.62%, 0.63%, 1.28%, 0.94%, 0.60% and 0.54% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2020.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.08%

5 Years	3.62%

10 Years	4.74%

CLASS C SHARES

1 Year	-3.71%

5 Years	3.66%

10 Years	4.37%

ADVISOR CLASS SHARES[1]

1 Year	-1.81%

5 Years	4.78%

10 Years	5.49%

CLASS R SHARES[1]

1 Year	-2.40%

5 Years	4.10%

10 Years	4.82%

CLASS K SHARES[1]

1 Year	-2.19%

5 Years	4.45%

10 Years	5.17%

CLASS I SHARES[1]

1 Year	-1.85%

5 Years	4.80%

10 Years	5.52%

CLASS Z SHARES[1]

1 Year	-1.80%

5 Years	4.85%

Since Inception[2]	3.98%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,139.20	$4.52	0.84%
Hypothetical**	$1,000	$1,020.91	$4.27	0.84%
Class C
Actual	$1,000	$1,134.70	$8.53	1.59%
Hypothetical**	$1,000	$1,017.14	$8.06	1.59%
Advisor Class
Actual	$1,000	$1,140.60	$3.17	0.59%
Hypothetical**	$1,000	$1,022.17	$3.00	0.59%
Class R
Actual	$1,000	$1,136.30	$7.25	1.35%
Hypothetical**	$1,000	$1,018.35	$6.85	1.35%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,138.10	$5.54	1.03%
Hypothetical**	$1,000	$1,019.96	$5.23	1.03%
Class I
Actual	$1,000	$1,140.00	$3.55	0.66%
Hypothetical**	$1,000	$1,021.82	$3.35	0.66%
Class Z
Actual	$1,000	$1,140.30	$3.28	0.61%
Hypothetical**	$1,000	$1,022.07	$3.10	0.61%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,223.6

1

All data are as of October 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.3% or less in the following security types: Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–US Municipal Bonds, Options Purchased–Puts, Preferred Stocks, Rights, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

October 31, 2020 (unaudited)

1

All data are as of October 31, 2020. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following: Angola, Argentina, Australia, Bahrain, Bermuda, Chile, China, Costa Rica, Denmark, Ecuador, El Salvador, France, Gabon, Germany, Ghana, Guatemala, Honduras, Hong Kong, Iraq, Ireland, Israel, Ivory Coast, Jamaica, Japan, Kenya, Kuwait, Lebanon, Macau, Mauritius, Mongolia, Morocco, Netherlands, Nigeria, Norway, Oman, Pakistan, Peru, Russia, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2020

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 39.2%
Industrial – 32.3%
Basic – 3.0%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	759	$796,756
Arconic Corp. 6.125%, 02/15/2028(a)		1,749	1,842,930
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		1,485	1,555,537
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		7,786	8,009,269
CF Industries, Inc. 3.45%, 06/01/2023		2,000	2,044,681
4.95%, 06/01/2043		2,746	3,286,967
5.375%, 03/15/2044		2,873	3,535,166
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		532	558,401
9.875%, 10/17/2025(a)		11,882	13,586,318
Commercial Metals Co. 4.875%, 05/15/2023		3,249	3,396,871
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		1,285	1,332,313
Element Solutions, Inc. 3.875%, 09/01/2028(a)		6,415	6,332,963
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		1,355	1,153,032
Flex Acquisition Co., Inc. 7.875%, 07/15/2026(a)		7,141	7,224,080
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/2027(a)		5,475	5,861,293
4.75%, 05/15/2022(a)		2,000	2,047,046
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		2,033	2,319,666
5.45%, 03/15/2043		5,095	5,803,141
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		1,653	1,730,937
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		6,956	7,017,210
Hecla Mining Co. 7.25%, 02/15/2028		6,570	7,062,854
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		5,122	5,478,245

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)	U.S.$	5,830	$5,935,891
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		3,281	3,519,385
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		1,282	1,361,686
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(a)	EUR	5,940	7,022,152
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)	U.S.$	16,121	– 0	–
Nouryon Holding BV 6.50%, 10/01/2026(a)	EUR	3,669	4,340,004
8.00%, 10/01/2026(a)	U.S.$	2,825	2,980,471
Novelis Corp. 5.875%, 09/30/2026(a)		4,196	4,330,012
Olin Corp. 5.625%, 08/01/2029		5,624	5,806,416
Peabody Energy Corp. 6.00%, 03/31/2022(g)		1,028	470,008
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/2025		1,073	1,288,225
SPCM SA 4.875%, 09/15/2025(a)		3,290	3,392,444
United States Steel Corp. 12.00%, 06/01/2025(a)		7,828	8,688,033
Valvoline, Inc. 4.25%, 02/15/2030(a)		10,847	11,073,545
WR Grace & Co-Conn 4.875%, 06/15/2027(a)		2,472	2,576,164

			154,760,112

Capital Goods – 2.8%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	5,094	5,725,805
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(f)	U.S.$	5,642	5,715,454
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		4,072	4,167,276
5.25%, 04/30/2025(a)		2,000	2,092,660
6.00%, 02/15/2025(a)		333	344,655
Bombardier, Inc. 6.125%, 01/15/2023(a)		1,553	1,338,335
7.50%, 12/01/2024-03/15/2025(a)		11,779	8,571,375
7.875%, 04/15/2027(a)		7,148	5,205,745

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clean Harbors, Inc. 4.875%, 07/15/2027(a)	U.S.$	2,468	$2,579,260
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		3,893	3,771,957
Colfax Corp. 6.375%, 02/15/2026(a)		1,170	1,244,776
Energizer Holdings, Inc. 4.75%, 06/15/2028(a)		2,071	2,138,855
EnerSys 4.375%, 12/15/2027(a)		5,050	5,192,657
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	4,913,555
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		6,532	6,760,620
GFL Environmental, Inc. 4.25%, 06/01/2025(a)		333	340,623
5.125%, 12/15/2026(a)		4,000	4,197,466
7.00%, 06/01/2026(a)		2,024	2,113,476
8.50%, 05/01/2027(a)		2,685	2,931,087
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		2,757	2,854,769
Griffon Corp. 5.75%, 03/01/2028		8,205	8,599,227
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		1,036	1,051,738
Liberty Tire Recycling LLC 9.50%, 01/15/2023(b)(c)		1,057	1,056,844
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		4,836	4,840,619
7.25%, 04/15/2025(a)		863	832,372
Moog, Inc. 4.25%, 12/15/2027(a)		2,347	2,406,237
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(a)		333	339,874
Rebecca Bidco GmbH 5.75%, 07/15/2025(a)	EUR	2,035	2,370,574
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(a)	U.S.$	333	322,181
5.375%, 05/01/2026(a)		510	516,523
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(a)		2,050	2,111,571
Terex Corp. 5.625%, 02/01/2025(a)		3,744	3,803,149
TransDigm, Inc. 6.25%, 03/15/2026(a)		555	578,761

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.50%, 07/15/2024	U.S.$	12,885	$12,923,881
8.00%, 12/15/2025(a)		3,335	3,611,075
Triumph Group, Inc. 6.25%, 09/15/2024(a)		1,966	1,699,289
7.75%, 08/15/2025		4,578	2,975,858
8.875%, 06/01/2024(a)		4,005	4,263,546
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	151,949
8.50%, 08/15/2027(a)	U.S.$	3,683	3,943,234
Vertical Holdco GmbH 7.625%, 07/15/2028(a)		2,285	2,374,548
Vertical US Newco, Inc. 5.25%, 07/15/2027(a)		5,028	5,174,190
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		4,007	4,323,392
7.25%, 06/15/2028(a)		2,962	3,240,885

			145,711,923

Communications - Media – 3.2%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		8,830	8,630,731
Altice Financing SA 7.50%, 05/15/2026(a)		17,748	18,502,843
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	815	930,206
5.375%, 03/01/2025(a)	U.S.$	2,260	2,286,230
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 02/15/2026(a)		135	139,935
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		4,940	4,837,041
CSC Holdings LLC 5.375%, 02/01/2028(a)		8,139	8,642,922
5.50%, 05/15/2026(a)		2,000	2,080,553
7.50%, 04/01/2028(a)		4,326	4,738,567
DISH DBS Corp. 5.00%, 03/15/2023		1,148	1,156,983
5.875%, 11/15/2024		1,199	1,206,692
6.75%, 06/01/2021		1,332	1,358,787
7.375%, 07/01/2028		6,580	6,622,009
7.75%, 07/01/2026		335	355,268
DISH Network Corp. 3.375%, 08/15/2026(h)		4,275	3,807,639
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		1,888	1,864,351
6.375%, 05/01/2026		758	790,081
8.375%, 05/01/2027		3,375	3,291,173

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lamar Media Corp. 4.875%, 01/15/2029	U.S.$	1,559	$1,621,468
5.75%, 02/01/2026		2,000	2,068,984
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		14,893	15,616,733
Liberty Interactive LLC 3.75%, 02/15/2030(h)		2,216	1,628,118
Meredith Corp. 6.875%, 02/01/2026		13,214	10,953,395
National CineMedia LLC 5.875%, 04/15/2028(a)		3,387	2,362,544
Netflix, Inc. 4.875%, 04/15/2028		183	205,783
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		3,403	3,126,500
Scripps Escrow, Inc. 5.875%, 07/15/2027(a)		3,449	3,345,726
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		4,371	4,112,620
Sirius XM Radio, Inc. 5.50%, 07/01/2029(a)		110	119,698
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	7,605	8,735,425
TEGNA, Inc. 4.75%, 03/15/2026(a)	U.S.$	1,900	1,962,142
5.00%, 09/15/2029		4,970	5,031,360
5.50%, 09/15/2024(a)		301	306,931
Univision Communications, Inc. 5.125%, 02/15/2025(a)		1,398	1,374,185
6.625%, 06/01/2027(a)		5,134	5,184,761
9.50%, 05/01/2025(a)		836	913,017
UPC Holding BV 5.50%, 01/15/2028(a)		11,047	11,426,438
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		4,000	3,980,020
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		3,734	3,810,763
5.50%, 05/15/2029(a)		333	355,945
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		985	1,013,983
Ziggo BV 4.875%, 01/15/2030(a)		811	840,212
5.50%, 01/15/2027(a)		5,375	5,575,164

			166,913,926

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.9%
Altice France SA/France 7.375%, 05/01/2026(a)	U.S.$	2,771	$2,895,695
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		9,576	10,172,470
7.50%, 10/15/2026(a)		333	350,766
CenturyLink, Inc. Series Y 7.50%, 04/01/2024		2,262	2,493,290
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		8,020	8,060,100
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		6,659	6,841,794
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	3,874	4,536,302
9.375%, 06/17/2023(a)	U.S.$	3,093	3,170,615
Frontier Communications Corp. 5.875%, 10/15/2027(a)		4,240	4,324,735
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(e)(i)		7,915	4,657,129
9.75%, 07/15/2025(a)(e)(i)		1,446	895,066
Intrado Corp. 8.50%, 10/15/2025(a)		2,520	2,267,540
Level 3 Financing, Inc. 4.25%, 07/01/2028(a)		2,458	2,470,641
5.25%, 03/15/2026		5,865	6,057,145
Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(a)		1,746	1,820,560
Sprint Capital Corp. 8.75%, 03/15/2032		1,344	2,011,074
Sprint Corp. 7.25%, 09/15/2021		2,000	2,083,484
7.625%, 02/15/2025-03/01/2026		1,454	1,722,093
7.875%, 09/15/2023		1,622	1,848,685
T-Mobile USA, Inc. 6.00%, 03/01/2023		2,547	2,549,165
Telecom Italia Capital SA 7.20%, 07/18/2036		7,713	9,770,827
7.721%, 06/04/2038		6,995	9,505,273
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		7,870	7,966,857

			98,471,306

Consumer Cyclical - Automotive – 2.3%
Adient US LLC 9.00%, 04/15/2025(a)		3,859	4,242,702
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		913	998,461

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	U.S.$	11,770	$11,961,759
Aston Martin Capital Ltd. 10.50%, 11/30/2025		6,401	6,401,000
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		4,201	4,372,892
8.50%, 05/15/2027(a)		10,313	10,764,104
Dana Financing Luxembourg SARL 5.75%, 04/15/2025(a)		656	678,950
Dana, Inc. 5.375%, 11/15/2027		651	676,143
5.625%, 06/15/2028		983	1,032,292
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		3,633	3,722,277
Exide Technologies 11.00%, 10/31/2024(c)		26,083	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		10,431	11,511,777
9.00%, 04/22/2025		2,901	3,417,707
Ford Motor Credit Co. LLC 5.125%, 06/16/2025		1,455	1,516,483
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(a)(e)(i)	EUR	7,242	8,309,210
IHO Verwaltungs GmbH
3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(f)		1,336	1,554,566
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(f)		1,742	2,028,624
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)		107	114,457
7.75%, 10/15/2025(a)	U.S.$	6,597	6,662,328
Meritor, Inc. 6.25%, 02/15/2024		3,393	3,454,161
6.25%, 06/01/2025(a)		2,099	2,148,177
PM General Purchaser LLC 9.50%, 10/01/2028(a)		3,152	3,293,526
Tenneco, Inc. 4.875%, 04/15/2022(a)	EUR	7,710	8,800,586
5.00%, 07/15/2024(a)		1,600	1,730,846
5.00%, 07/15/2026	U.S.$	4,571	3,548,297
Titan International, Inc. 6.50%, 11/30/2023		5,307	4,092,658
Truck Hero, Inc. 8.50%, 04/21/2024(a)		4,563	4,815,140
ZF North America Capital, Inc. 4.50%, 04/29/2022(a)		178	183,268
4.75%, 04/29/2025(a)		9,455	9,765,371

			121,797,762

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 1.4%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025	U.S.$	1,036	$50,666
5.875%, 11/15/2026		6,227	249,080
Carnival Corp. 9.875%, 08/01/2027(a)		3,689	3,825,013
11.50%, 04/01/2023(a)		9,028	9,936,214
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		12,465	12,619,754
Mattel, Inc. 5.875%, 12/15/2027(a)		815	885,286
6.75%, 12/31/2025(a)		634	665,882
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		7,068	7,698,890
11.50%, 06/01/2025(a)		12,746	14,578,237
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,914	5,162,196
9.50%, 08/01/2025(a)		4,530	4,754,887
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)		7,400	7,438,184
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		1,901	2,012,902
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		1,447	1,527,345
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		1,856	1,433,433
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,018	882,658

			73,720,627

Consumer Cyclical - Other – 3.3%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		4,216	4,247,057
Beazer Homes USA, Inc. 5.875%, 10/15/2027		4,131	4,213,376
6.75%, 03/15/2025		6,147	6,343,574
Boyd Gaming Corp. 4.75%, 12/01/2027		2,105	2,045,775
8.625%, 06/01/2025(a)		2,735	2,991,759
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		5,889	5,595,616
6.25%, 09/15/2027(a)		7,295	7,470,476
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		6,507	6,693,259

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Holdings, Inc. 5.00%, 10/01/2024(h)	U.S.$	333	$635,985
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		8,001	7,991,711
Forestar Group, Inc. 5.00%, 03/01/2028(a)		2,032	2,015,765
8.00%, 04/15/2024(a)		3,410	3,573,035
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		1,671	1,768,411
Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024		2,000	1,991,247
5.375%, 05/01/2025(a)		1,173	1,218,659
5.75%, 05/01/2028(a)		1,263	1,324,713
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		1,588	1,671,421
International Game Technology PLC 5.25%, 01/15/2029(a)		6,212	6,186,413
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		2,531	2,447,815
KB Home 7.00%, 12/15/2021		6,936	7,226,052
7.50%, 09/15/2022		2,741	2,999,778
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		6,752	7,038,058
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		6,380	6,568,610
Mattamy Group Corp. 4.625%, 03/01/2030(a)		6,691	6,836,030
5.25%, 12/15/2027(a)		4,540	4,801,050
Scientific Games International, Inc. 5.00%, 10/15/2025(a)		4,999	5,014,228
7.00%, 05/15/2028(a)		892	886,314
7.25%, 11/15/2029(a)		893	885,322
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(a)		7,822	7,941,955
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		5,888	6,228,960
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		8,781	8,514,663
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		2,782	3,079,137
5.875%, 06/15/2027(a)		3,493	3,873,637

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 04/15/2023(a)	U.S.$	4,950	$5,209,875
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(a)		5,908	5,984,039
Wyndham Destinations, Inc. 4.625%, 03/01/2030(a)		4,506	4,392,604
6.625%, 07/31/2026(a)		3,533	3,759,955
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(a)		135	138,379
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/2023(a)		333	317,478
5.50%, 03/01/2025(a)		2,020	1,933,495
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		3,075	2,953,637
7.75%, 04/15/2025(a)		6,444	6,781,519

			173,790,842

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 4.25%, 05/15/2024(a)		2,000	2,040,952
4.375%, 01/15/2028(a)		83	83,997
5.75%, 04/15/2025(a)		2,614	2,787,448
Golden Nugget, Inc. 6.75%, 10/15/2024(a)		4,858	4,111,957
IRB Holding Corp. 6.75%, 02/15/2026(a)		3,291	3,317,969
7.00%, 06/15/2025(a)		2,922	3,115,588
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.75%, 06/01/2027(a)		2,000	2,070,970
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		2,006	2,203,094

			19,731,975

Consumer Cyclical - Retailers – 1.8%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		640	672,433
Dufry One BV 2.50%, 10/15/2024(a)	EUR	5,467	5,744,168
FirstCash, Inc. 4.625%, 09/01/2028(a)	U.S.$	1,378	1,402,801
L Brands, Inc.
5.25%, 02/01/2028		531	522,450
6.625%, 10/01/2030(a)		5,212	5,469,206
6.75%, 07/01/2036		1,479	1,497,453

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.875%, 07/01/2025(a)	U.S.$	397	$425,422
6.875%, 11/01/2035		7,429	7,553,007
7.50%, 06/15/2029		492	526,628
9.375%, 07/01/2025(a)		685	794,941
Murphy Oil USA, Inc. 5.625%, 05/01/2027		503	530,439
Penske Automotive Group, Inc. 3.50%, 09/01/2025		6,620	6,638,940
5.50%, 05/15/2026		845	871,988
PetSmart, Inc. 7.125%, 03/15/2023(a)		13,658	13,431,451
Rite Aid Corp. 7.50%, 07/01/2025(a)		6,759	6,760,539
Sonic Automotive, Inc. 6.125%, 03/15/2027		5,939	6,131,799
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		8,390	8,576,139
Staples, Inc. 7.50%, 04/15/2026(a)		6,746	6,299,576
10.75%, 04/15/2027(a)		6,383	5,080,754
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		1,780	1,782,551
White Cap Buyer LLC 6.875%, 10/15/2028(a)		8,674	8,891,819
William Carter Co. (The) 5.50%, 05/15/2025(a)		4,156	4,364,811
5.625%, 03/15/2027(a)		2,000	2,098,449

			96,067,764

Consumer Non-Cyclical – 3.3%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(a)		5,204	5,438,332
AdaptHealth LLC 6.125%, 08/01/2028(a)		1,532	1,595,585
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(a)		345	338,432
3.50%, 02/15/2023(a)		2,000	2,031,994
4.625%, 01/15/2027(a)		3,290	3,393,043
4.875%, 02/15/2030(a)		2,263	2,402,582
5.75%, 03/15/2025		1,604	1,657,386
7.50%, 03/15/2026(a)		333	368,499
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		3,828	4,183,022
Bausch Health Cos., Inc. 5.50%, 11/01/2025(a)		2,000	2,053,214
5.75%, 08/15/2027(a)		333	356,930

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 04/15/2025(a)	U.S.$	2,422	$2,485,182
6.25%, 02/15/2029(a)		2,900	2,987,806
7.25%, 05/30/2029(a)		1,211	1,302,909
9.00%, 12/15/2025(a)		1,937	2,116,162
Catalent Pharma Solutions, Inc. 4.875%, 01/15/2026(a)		3,111	3,178,299
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		419	445,382
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		5,121	5,075,433
6.625%, 02/15/2025(a)		3,740	3,669,325
Coty, Inc. 4.00%, 04/15/2023(a)	EUR	454	432,586
6.50%, 04/15/2026(a)	U.S.$	5,326	4,164,589
DaVita, Inc. 3.75%, 02/15/2031(a)		5,645	5,426,894
4.625%, 06/01/2030(a)		333	338,209
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		709	712,592
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 06/30/2028(a)		4,779	3,691,653
9.50%, 07/31/2027(a)		4,292	4,604,071
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		6,978	3,307,205
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		2,750	2,715,625
HCA, Inc. 5.875%, 05/01/2023		2,000	2,176,094
IQVIA, Inc. 3.25%, 03/15/2025(a)	EUR	5,672	6,639,483
5.00%, 10/15/2026(a)	U.S.$	2,333	2,420,392
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023(a)		7,943	8,077,217
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		333	352,516
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(e)(i)		2,552	898,719
MEDNAX, Inc. 5.25%, 12/01/2023(a)		315	317,042
6.25%, 01/15/2027(a)		589	607,523
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		1,545	1,636,513
Post Holdings, Inc. 4.625%, 04/15/2030(a)		6,624	6,806,469
5.50%, 12/15/2029(a)		4,151	4,485,378
5.75%, 03/01/2027(a)		333	348,877

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Providence Service Corp. (The) 5.875%, 11/15/2025(a)	U.S.$	999	$1,016,780
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6,950	7,405,804
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		15,964	17,197,892
Spectrum Brands, Inc. 4.00%, 10/01/2026(a)	EUR	3,459	4,082,224
5.75%, 07/15/2025	U.S.$	598	615,688
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	5,784	6,743,673
Synlab Unsecured Bondco PLC 8.25%, 07/01/2023(a)		3,869	4,578,806
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)	U.S.$	295	299,160
5.125%, 05/01/2025		3,026	2,994,320
6.75%, 06/15/2023		4,155	4,381,443
7.00%, 08/01/2025		766	785,154
7.50%, 04/01/2025(a)		3,623	3,903,108
US Renal Care, Inc. 10.625%, 07/15/2027(a)		4,233	4,516,979
Vizient, Inc. 6.25%, 05/15/2027(a)		1,274	1,343,001
West Street Merger Sub, Inc. 6.375%, 09/01/2025(a)		4,934	5,007,970

			170,111,166

Energy – 3.4%
AI Candelaria Spain SLU 7.50%, 12/15/2028(a)		3,655	3,951,987
Antero Resources Corp. 5.125%, 12/01/2022		1,413	1,309,330
Apache Corp. 4.625%, 11/15/2025		520	492,364
4.875%, 11/15/2027		955	894,991
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		736	500,717
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		1,586	1,432,248
Callon Petroleum, Co. 6.25%, 04/15/2023		3,636	1,411,352
8.25%, 07/15/2025		253	73,805
Cheniere Energy Partners LP 4.50%, 10/01/2029		2,089	2,129,471
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		2,595	2,175,252

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CITGO Petroleum Corp. 6.25%, 08/15/2022(a)	U.S.$	3,482	$3,351,070
7.00%, 06/15/2025(a)		9,430	8,733,747
Comstock Resources, Inc. 7.50%, 05/15/2025(a)		2,892	2,874,275
9.75%, 08/15/2026		1,973	2,079,159
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(e)(i)		8,521	554,385
5.75%, 10/15/2039(e)(i)		3,966	272,983
7.875%, 08/15/2025(e)(i)		4,441	304,113
EnLink Midstream Partners LP 4.15%, 06/01/2025		9,849	8,515,239
4.40%, 04/01/2024		2,333	2,127,244
EQT Corp. 3.90%, 10/01/2027		6,480	6,221,805
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		2,898	2,321,482
7.75%, 02/01/2028		4,524	3,756,276
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029(a)		2,289	2,358,493
7.00%, 08/01/2027		2,652	2,736,274
Gulfport Energy Corp. 6.00%, 10/15/2024		2,096	1,161,279
6.375%, 05/15/2025-01/15/2026		18,625	10,299,248
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		5,376	5,373,278
HighPoint Operating Corp. 7.00%, 10/15/2022		1,645	365,967
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(a)		5,626	5,186,019
Indigo Natural Resources LLC 6.875%, 02/15/2026(a)		3,805	3,767,033
Ithaca Energy North Sea PLC 9.375%, 07/15/2024(a)		3,759	3,300,287
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		2,551	1,060,973
7.50%, 01/15/2028(a)		2,586	1,034,441
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		7,162	7,384,102
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		8,840	4,763,596
Occidental Petroleum Corp. 2.70%, 02/15/2023		5,613	5,028,873
2.90%, 08/15/2024		1,755	1,460,592
3.125%, 02/15/2022		333	316,983

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.40%, 04/15/2026	U.S.$	421	$329,050
3.50%, 06/15/2025		2,366	1,901,097
5.875%, 09/01/2025		1,346	1,184,099
8.00%, 07/15/2025		2,108	2,055,915
8.50%, 07/15/2027		558	535,697
8.875%, 07/15/2030		558	546,076
Parkland Corp./Canada 6.00%, 04/01/2026(a)		3,646	3,767,265
PDC Energy, Inc. 5.75%, 05/15/2026		3,847	3,625,152
6.125%, 09/15/2024		7,221	6,920,071
QEP Resources, Inc. 5.25%, 05/01/2023		4,768	3,765,374
Range Resources Corp. 5.00%, 03/15/2023		271	263,330
SandRidge Energy, Inc. 7.50%, 02/15/2023(b)(c)		1,970	– 0	–
8.125%, 10/15/2022(b)(c)		15,534	– 0	–
SM Energy Co. 5.00%, 01/15/2024		3,387	1,697,160
5.625%, 06/01/2025		2,653	1,054,165
Southwestern Energy Co. 8.375%, 09/15/2028		2,391	2,501,784
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		6,830	6,861,810
5.875%, 03/15/2028		2,917	3,026,756
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		2,100	1,927,551
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		1,918	1,444,959
Transocean, Inc. 7.25%, 11/01/2025(a)		2,072	692,821
7.50%, 01/15/2026(a)		4,613	1,019,081
11.50%, 01/30/2027(a)		2,001	665,590
Vantage Drilling International 7.125%, 04/01/2023(b)(c)		8,325	– 0	–
7.50%, 11/01/2019(b)(c)(e)		8,860	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(a)		13,924	10,218,740
Western Midstream Operating LP 3.95%, 06/01/2025		1,219	1,128,911
4.00%, 07/01/2022		3,397	3,400,409
4.10%, 02/01/2025		2,891	2,732,621
4.50%, 03/01/2028		1,652	1,541,747
4.75%, 08/15/2028		1,563	1,466,074
5.05%, 02/01/2030		2,516	2,386,391

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.45%, 04/01/2044	U.S.$	916	$776,604

			180,517,033

Other Industrial – 0.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		6,917	7,033,601
5.875%, 05/15/2026(a)		333	345,938
Avient Corp. 5.75%, 05/15/2025(a)		1,878	1,972,740
H&E Equipment Services, Inc. 5.625%, 09/01/2025		333	345,167
IAA, Inc. 5.50%, 06/15/2027(a)		1,742	1,828,418
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		1,590	1,612,915
Laureate Education, Inc. 8.25%, 05/01/2025(a)		3,401	3,622,429

			16,761,208

Services – 2.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		1,699	1,779,309
9.75%, 07/15/2027(a)		11,333	12,119,281
ANGI Group LLC 3.875%, 08/15/2028(a)		12,814	12,664,738
Aptim Corp. 7.75%, 06/15/2025(a)		8,390	5,142,798
APX Group, Inc. 6.75%, 02/15/2027(a)		2,701	2,828,680
7.875%, 12/01/2022		4,135	4,129,511
Aramark Services, Inc. 5.00%, 02/01/2028(a)		696	702,536
6.375%, 05/01/2025(a)		4,892	5,134,111
Carlson Travel, Inc. 6.75%, 12/15/2025(a)		3,434	2,433,737
8.50%, 03/31/2025(g)		608	607,974
Carriage Services, Inc. 6.625%, 06/01/2026(a)		2,900	3,047,096
Cars.com, Inc. 6.375%, 11/01/2028(a)		2,795	2,780,600
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	3,335	3,249,442
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	8,008	8,599,686
Gartner, Inc. 4.50%, 07/01/2028(a)		3,059	3,192,494

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Korn Ferry 4.625%, 12/15/2027(a)	U.S.$	3,154	$3,209,195
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(e)		6,914	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		14,241	13,995,391
Nielsen Co. Luxembourg SARL (The) 5.00%, 02/01/2025(a)		2,333	2,394,885
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		135	141,168
6.25%, 01/15/2028(a)		10,851	10,963,146
Refinitiv US Holdings, Inc. 8.25%, 11/15/2026(a)		7,186	7,808,125
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		5,580	5,685,276
9.25%, 04/15/2025(a)		2,673	2,958,745
Service Corp. International/US 3.375%, 08/15/2030		8,414	8,530,589
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		2,089	2,172,531
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		9,176	9,863,483

			136,134,527

Technology – 1.7%
Avaya, Inc. 6.125%, 09/15/2028(a)		8,069	8,288,806
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		13,822	14,525,241
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		4,374	4,419,441
CDK Global, Inc. 5.00%, 10/15/2024		333	360,288
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		3,505	3,634,867
CommScope Technologies LLC 6.00%, 06/15/2025(a)		289	286,599
CommScope, Inc. 5.50%, 03/01/2024(a)		3,688	3,766,256
6.00%, 03/01/2026(a)		1,846	1,914,427
8.25%, 03/01/2027(a)		4,130	4,276,482
EMC Corp. 3.375%, 06/01/2023		2,000	2,041,286
Logan Merger Sub, Inc. 5.50%, 09/01/2027(a)		3,076	3,118,534
Microchip Technology, Inc. 4.25%, 09/01/2025(a)		3,341	3,462,965

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCR Corp. 5.75%, 09/01/2027(a)	U.S.$	1,558	$1,606,046
6.125%, 09/01/2029(a)		1,207	1,273,602
8.125%, 04/15/2025(a)		1,684	1,851,544
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		515	529,009
8.25%, 02/01/2028(a)		819	869,044
Science Applications International Corp. 4.875%, 04/01/2028(a)		493	516,424
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		5,780	5,721,933
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		7,758	8,053,046
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 02/01/2023-09/01/2025(a)		15,464	15,583,086
10.50%, 02/01/2024(a)(j)		2,933	2,720,134

			88,819,060

Transportation - Airlines – 0.2%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		9,426	9,993,528

Transportation - Services – 0.7%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		2,000	1,772,186
Algeco Global Finance PLC 8.00%, 02/15/2023(a)		10,171	10,107,957
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 03/15/2025(a)		1,519	1,447,523
5.75%, 07/15/2027(a)		1,477	1,392,866
10.50%, 05/15/2025(a)		7,546	8,694,560
Herc Holdings, Inc. 5.50%, 07/15/2027(a)		6,789	6,980,396
XPO Logistics, Inc. 6.75%, 08/15/2024(a)		5,875	6,213,407

			36,608,895

			1,689,911,654

Financial Institutions – 6.3%
Banking – 2.4%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		6,719	6,255,149
7.00%, 01/15/2026(a)		6,934	6,953,415
Ally Financial, Inc. 5.75%, 11/20/2025		4,000	4,545,961
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(k)	EUR	10,200	11,671,540

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 9 6.50%, 03/05/2025(k)	U.S.$	14,000	$13,801,446
Banco Santander SA 6.75%, 04/25/2022(a)(k)	EUR	8,100	9,741,803
Credit Suisse Group AG 6.25%, 12/18/2024(a)(k)	U.S.$	7,786	8,303,414
6.375%, 08/21/2026(a)(k)		8,766	9,476,751
7.50%, 07/17/2023(a)(k)		8,027	8,480,904
Discover Financial Services Series D 6.125%, 06/23/2025(k)		19,736	21,131,706
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	1,193,485
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,375,667
5.71%, 01/15/2026(a)		860	937,073
Societe Generale SA 8.00%, 09/29/2025(a)(k)		6,149	6,891,335
UniCredit SpA 9.25%, 06/03/2022(a)(k)	EUR	11,605	14,478,215

			127,237,864

Brokerage – 0.5%
Lehman Brothers Holdings, Inc. 6.875%, 05/02/2018(e)	U.S.$	1,600	18,400
Series G 4.80%, 03/13/2014(e)		1,800	20,700
LPL Holdings, Inc. 5.75%, 09/15/2025(a)		9,158	9,482,732
NFP Corp. 6.875%, 08/15/2028(a)		15,715	15,273,194
7.00%, 05/15/2025(a)		2,605	2,768,035

			27,563,061

Finance – 0.8%
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		4,791	4,202,700
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		9,472	7,836,289
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		8,322	7,679,414
goeasy Ltd. 5.375%, 12/01/2024(a)		4,377	4,430,047
ILFC E-Capital Trust II 3.23% (H15T 30 Year + 1.80%), 12/21/2065(a)(l)		1,500	840,000
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 06/03/2026(a)		3,034	3,096,807

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	1,573	$1,742,256
Navient Corp.
5.50%, 01/25/2023	U.S.$	2,000	1,995,697
6.50%, 06/15/2022		1,903	1,954,575
SLM Corp. 5.125%, 04/05/2022		3,828	3,930,825
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(a)		6,227	5,702,790

			43,411,400

Insurance – 0.9%
Acrisure LLC/Acrisure Finance, Inc.
7.00%, 11/15/2025(a)		8,362	8,349,285
8.125%, 02/15/2024(a)		2,000	2,093,996
10.125%, 08/01/2026(a)		5,867	6,497,093
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		14,733	15,469,650
Ardonagh Midco 2 PLC 11.50%, 01/15/2027(a)		9,060	9,009,857
Genworth Holdings, Inc. 7.625%, 09/24/2021		3,542	3,532,767
HUB International Ltd. 7.00%, 05/01/2026(a)		1,573	1,612,372

			46,565,020

Other Finance – 0.6%
Altice France Holding SA 10.50%, 05/15/2027(a)		7,099	7,843,783
Intrum AB
2.75%, 07/15/2022(a)	EUR	405	468,043
3.00%, 09/15/2027(a)		3,250	3,279,792
3.50%, 07/15/2026(a)		4,776	4,950,471
4.875%, 08/15/2025		4,189	4,753,659
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(a)	U.S.$	7,538	7,650,939

			28,946,687

REITS – 1.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)		14,529	12,046,918
Diversified Healthcare Trust
6.75%, 12/15/2021		4,500	4,581,908
9.75%, 06/15/2025		5,638	6,194,949

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GEO Group, Inc. (The) 6.00%, 04/15/2026	U.S.$	995	$646,495
Iron Mountain, Inc.
4.875%, 09/15/2027(a)		135	137,636
5.25%, 03/15/2028(a)		10,718	11,054,391
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4.625%, 06/15/2025(a)		1,279	1,302,293
5.625%, 05/01/2024		4,333	4,558,564
5.75%, 02/01/2027		4,572	4,933,378
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		10,691	11,332,135

			56,788,667

			330,512,699

Utility – 0.6%
Electric – 0.6%
Calpine Corp. 5.125%, 03/15/2028(a)		8,057	8,309,806
NRG Energy, Inc. 6.625%, 01/15/2027		135	142,027
Talen Energy Supply LLC
6.50%, 06/01/2025		8,459	5,035,712
7.25%, 05/15/2027(a)		1,791	1,769,295
10.50%, 01/15/2026(a)		5,936	4,054,029
Texas Competitive/TCEH 11.50%, 10/01/2020(b)(c)(e)		2,679	– 0	–
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		9,170	9,582,650

			28,893,519

Total Corporates – Non-Investment Grade (cost $2,077,283,458)			2,049,317,872

EMERGING MARKETS – SOVEREIGNS – 12.2%
Angola – 0.5%
Angolan Government International Bond
8.00%, 11/26/2029(a)		13,030	10,016,812
9.125%, 11/26/2049(a)		1,286	975,752
9.375%, 05/08/2048(a)		298	227,598
9.50%, 11/12/2025(a)		16,192	13,823,920

			25,044,082

Argentina – 0.9%
Argentine Republic Government International Bond
0.125%, 07/09/2030-07/09/2041		135,205	45,908,901
1.00%, 07/09/2029		6,275	2,572,917

			48,481,818

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.6%
Bahrain Government International Bond
5.45%, 09/16/2032(a)	U.S.$	4,147	$4,054,988
6.75%, 09/20/2029(a)		8,215	8,890,170
7.00%, 10/12/2028(a)		7,504	8,270,815
7.375%, 05/14/2030(a)		2,814	3,115,626
CBB International Sukuk Programme Co. SPC 6.25%, 11/14/2024(a)		8,519	9,184,547

			33,516,146

Brazil – 0.2%
Brazilian Government International Bond 3.875%, 06/12/2030		12,576	12,733,200

Costa Rica – 0.3%
Costa Rica Government International Bond 6.125%, 02/19/2031(a)		17,268	14,262,289

Dominican Republic – 1.0%
Dominican Republic International Bond
4.875%, 09/23/2032(a)		3,246	3,307,877
5.50%, 01/27/2025(a)		1,018	1,087,669
5.875%, 01/30/2060(a)		5,200	4,990,375
5.95%, 01/25/2027(a)		9,637	10,513,365
6.40%, 06/05/2049(a)		2,497	2,540,698
6.85%, 01/27/2045(a)		9,000	9,658,125
6.875%, 01/29/2026(a)		652	735,741
7.45%, 04/30/2044(a)		5,621	6,421,992
8.625%, 04/20/2027(a)		12,151	14,417,921

			53,673,763

Ecuador – 0.3%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		1,718	773,845
0.50%, 07/31/2030-07/31/2040(a)		26,786	15,003,870

			15,777,715

Egypt – 1.4%
Egypt Government International Bond
5.75%, 05/29/2024(a)		11,852	12,126,077
6.125%, 01/31/2022(a)		22,826	23,453,715
6.20%, 03/01/2024(a)		12,299	12,760,213
7.625%, 05/29/2032(a)		11,844	11,988,349
8.50%, 01/31/2047(a)		2,540	2,520,950
8.70%, 03/01/2049(a)		3,170	3,184,859
8.875%, 05/29/2050(a)		5,976	6,033,893

			72,068,056

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.5%
El Salvador Government International Bond
5.875%, 01/30/2025(a)	U.S.$	991	$818,814
6.375%, 01/18/2027(a)		6,513	5,314,201
7.125%, 01/20/2050(a)		10,598	7,991,554
7.625%, 09/21/2034(a)		872	676,345
7.65%, 06/15/2035(a)		6,224	4,936,410
7.75%, 01/24/2023(a)		3,494	3,179,540
8.625%, 02/28/2029(a)		759	658,195

			23,575,059

Gabon – 0.4%
Gabon Government International Bond
6.375%, 12/12/2024(a)		5,450	5,183,939
6.625%, 02/06/2031(a)		12,920	11,527,062
6.95%, 06/16/2025(a)		5,600	5,290,250

			22,001,251

Ghana – 0.5%
Ghana Government International Bond
6.375%, 02/11/2027(a)		11,876	11,007,567
8.627%, 06/16/2049(a)		260	227,500
8.95%, 03/26/2051(a)		1,752	1,569,683
10.75%, 10/14/2030(a)		9,035	11,050,934

			23,855,684

Guatemala – 0.0%
Guatemala Government Bond
5.375%, 04/24/2032(a)		247	291,074
6.125%, 06/01/2050(a)		1,232	1,520,365

			1,811,439

Honduras – 0.4%
Honduras Government International Bond
5.625%, 06/24/2030(a)		1,072	1,182,885
6.25%, 01/19/2027(a)		11,553	12,917,698
7.50%, 03/15/2024(a)		4,025	4,430,016
8.75%, 12/16/2020(a)		1,870	1,881,103

			20,411,702

Iraq – 0.2%
Iraq International Bond
5.80%, 01/15/2028(a)		500	430,824
6.752%, 03/09/2023(a)		13,445	12,508,052

			12,938,876

Ivory Coast – 0.7%
Ivory Coast Government International Bond
5.125%, 06/15/2025(a)	EUR	588	711,565

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 10/17/2031(a)	U.S.$	6,714	$7,650,853
6.125%, 06/15/2033(a)		5,888	5,932,160
6.375%, 03/03/2028(a)		20,691	21,680,288
6.625%, 03/22/2048(a)	EUR	1,429	1,564,948

			37,539,814

Jamaica – 0.1%
Jamaica Government International Bond 6.75%, 04/28/2028	U.S.$	5,560	6,395,738

Kenya – 0.6%
Kenya Government International Bond
6.875%, 06/24/2024(a)		13,375	14,118,984
7.00%, 05/22/2027(a)		4,272	4,429,530
7.25%, 02/28/2028(a)		11,786	12,316,370

			30,864,884

Lebanon – 0.0%
Lebanon Government International Bond
6.65%, 04/22/2024(a)(e)(i)		2,476	341,224
6.85%, 03/23/2027(a)(e)(i)		2,181	300,569
Series G
1.00%, 11/27/2026(a)(e)(i)		8,942	1,232,319

			1,874,112

Mongolia – 0.2%
Mongolia Government International Bond
5.125%, 12/05/2022(a)		9,478	9,717,912
10.875%, 04/06/2021(a)		2,400	2,481,750

			12,199,662

Nigeria – 0.9%
Nigeria Government International Bond
6.375%, 07/12/2023(a)		4,303	4,467,052
6.50%, 11/28/2027(a)		2,246	2,173,005
6.75%, 01/28/2021(a)		3,327	3,347,794
7.625%, 11/21/2025-11/28/2047(a)		28,304	29,126,710
7.696%, 02/23/2038(a)		2,903	2,672,574
7.875%, 02/16/2032(a)		2,864	2,775,395

			44,562,530

Oman – 0.3%
Oman Government International Bond
4.75%, 06/15/2026(a)		12,837	11,717,774
4.875%, 02/01/2025(a)		1,562	1,501,473

			13,219,247

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(a)		395	383,767

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.5%
Senegal Government International Bond
6.25%, 05/23/2033(a)	U.S.$	11,075	$11,261,890
6.75%, 03/13/2048(a)		13,314	12,981,150
8.75%, 05/13/2021(a)		1,137	1,173,953

			25,416,993

South Africa – 0.5%
Republic of South Africa Government International Bond
4.30%, 10/12/2028		5,950	5,771,500
4.875%, 04/14/2026		3,040	3,153,050
5.65%, 09/27/2047		3,608	3,252,838
5.75%, 09/30/2049		10,201	9,193,651
5.875%, 06/22/2030		5,978	6,314,262
6.30%, 06/22/2048		557	536,461

			28,221,762

Sri Lanka – 0.1%
Sri Lanka Government International Bond
6.125%, 06/03/2025(a)		2,800	1,555,750
6.20%, 05/11/2027(a)		4,509	2,423,588

			3,979,338

Ukraine – 1.0%
Ukraine Government International Bond
7.253%, 03/15/2033(a)		6,725	6,321,500
7.375%, 09/25/2032(a)		10,461	10,016,407
7.75%, 09/01/2023-09/01/2024(a)		32,497	33,723,883

			50,061,790

Venezuela – 0.1%
Venezuela Government International Bond
7.65%, 04/21/2025(a)(e)(i)		6,636	580,650
9.00%, 05/07/2023(a)(e)(i)		538	47,075
9.25%, 09/15/2027(e)(i)		34,020	2,976,750
9.25%, 05/07/2028(a)(e)(i)		1,500	131,250

			3,735,725

Total Emerging Markets – Sovereigns (cost $676,505,791)			638,606,442

CORPORATES – INVESTMENT GRADE – 12.2%
Financial Institutions – 7.7%
Banking – 4.4%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		4,163	4,657,356

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Bank of America Corp. Series AA 6.10%, 03/17/2025(k)	U.S.$		7,966	$8,764,990
Series B 8.05%, 06/15/2027			11,735	15,267,860
Series X 6.25%, 09/05/2024(k)			521	565,856
Series Z 6.50%, 10/23/2024(k)			4,009	4,456,290
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(k)			1,082	1,158,208
Barclays Bank PLC 6.86%, 06/15/2032(a)(k)			838	1,130,735
Barclays PLC 7.125%, 06/15/2025(k)		GBP	317	430,254
7.25%, 03/15/2023(a)(k)			3,808	5,064,982
BNP Paribas SA 6.75%, 03/14/2022(a)(k)	U.S.$		1,253	1,287,914
7.625%, 03/30/2021(a)(k)			1,591	1,612,837
CIT Group, Inc. 3.929%, 06/19/2024			1,974	2,056,092
5.00%, 08/15/2022			2,000	2,107,978
Citigroup, Inc. 5.95%, 01/30/2023(k)			14,778	15,250,441
Series M 6.30%, 05/15/2024(k)			7,000	7,255,114
Comerica, Inc. 5.625%, 07/01/2025(k)			11,418	12,281,878
Credit Agricole SA 6.50%, 06/23/2021(a)(k)		EUR	3,556	4,218,601
8.125%, 12/23/2025(a)(k)	U.S.$		13,944	16,380,075
Fifth Third Bancorp Series L 4.50%, 09/30/2025(k)			1,315	1,327,589
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(k)			1,173	1,248,514
Series P 5.00%, 11/10/2022(k)			10,561	10,161,932
HSBC Holdings PLC
6.00%, 09/29/2023(a)(k)		EUR	5,708	7,046,691
6.375%, 03/30/2025(k)	U.S.$		961	1,004,245
ING Groep NV
6.50%, 04/16/2025(k)			1,847	1,957,713
6.875%, 04/16/2022(a)(k)			1,142	1,183,289

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series V 3.545% (LIBOR 3 Month + 3.32%), 01/01/2021(k)(l)	U.S.$	2,638	$2,467,248
Lloyds Banking Group PLC
6.413%, 10/01/2035(a)(k)		3,709	4,374,805
6.657%, 05/21/2037(a)(k)		1,801	2,181,035
Natwest Group PLC
8.625%, 08/15/2021(k)		21,538	22,254,222
Series U
2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(k)(l)		6,400	6,153,485
Regions Bank/Birmingham AL 6.45%, 06/26/2037		5,300	7,266,944
Santander Holdings USA, Inc. 4.40%, 07/13/2027		5,543	6,171,185
Skandinaviska Enskilda Banken AB 5.625%, 05/13/2022(a)(k)		200	204,795
Standard Chartered PLC
1.724% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(k)(l)		3,500	3,107,790
7.50%, 04/02/2022(a)(k)		8,455	8,722,579
7.75%, 04/02/2023(a)(k)		1,988	2,112,926
Truist Financial Corp.
Series P
4.95%, 09/01/2025(k)		12,568	13,426,081
Series Q
5.10%, 03/01/2030(k)		4,138	4,521,569
UBS Group AG 7.00%, 02/19/2025(a)(k)		14,430	16,115,494

			226,957,592

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(k)		6,900	7,559,353

Finance – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.875%, 08/14/2024		583	576,296
3.30%, 01/23/2023		150	151,563
3.65%, 07/21/2027		2,514	2,375,949
3.875%, 01/23/2028		2,307	2,181,553
4.125%, 07/03/2023		693	712,129
4.45%, 10/01/2025		2,273	2,308,068
4.50%, 09/15/2023		2,075	2,155,673
4.875%, 01/16/2024		5,332	5,578,048

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.50%, 07/15/2025	U.S.$	737	$810,994
Aircastle Ltd.
4.125%, 05/01/2024		674	663,446
4.40%, 09/25/2023		1,545	1,554,462
5.00%, 04/01/2023		139	141,728
5.25%, 08/11/2025(a)		11,202	11,115,899

			30,325,808

Insurance – 2.1%
Allstate Corp. (The) 6.50%, 05/15/2057		10,811	13,960,633
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(a)	EUR	10,305	13,985,675
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		9,800	13,848,617
Centene Corp. 4.625%, 12/15/2029	U.S.$	498	542,190
5.375%, 06/01/2026-08/15/2026(a)		468	492,983
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		14,459	17,799,760
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	12,774,497
MetLife, Inc. 6.40%, 12/15/2036		1,679	2,101,332
10.75%, 08/01/2039		3,495	5,762,708
Nationwide Mutual Insurance Co. 2.54% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(l)		5,000	4,988,352
9.375%, 08/15/2039(a)		4,546	7,711,638
Prudential Financial, Inc. 5.20%, 03/15/2044		3,080	3,250,329
5.625%, 06/15/2043		9,892	10,559,643
SCOR SE 3.00%, 06/08/2046(a)	EUR	200	257,232

			108,035,589

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	U.S.$	1,128	1,136,758

REITS – 0.5%
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/2025		783	857,460
5.375%, 04/15/2026		5,156	5,732,569

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp.
4.625%, 08/01/2029	U.S.$	2,646	$2,771,728
5.00%, 10/15/2027		135	140,641
5.50%, 05/01/2024		1,696	1,733,569
Sabra Health Care LP 4.80%, 06/01/2024		3,800	4,014,192
Spirit Realty LP 4.45%, 09/15/2026		1,180	1,276,220
Trust Fibra Uno
4.869%, 01/15/2030(a)		7,433	7,730,320
6.39%, 01/15/2050(a)		324	336,555
6.95%, 01/30/2044(a)		947	1,037,882

			25,631,136

			399,646,236

Industrial – 4.5%
Basic – 0.7%
ArcelorMittal SA
7.00%, 03/01/2041		4,782	5,764,489
7.25%, 10/15/2039		3,241	3,959,208
Arconic Corp. 6.00%, 05/15/2025(a)		3,466	3,667,204
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)		1,464	1,764,985
GUSAP III LP 4.25%, 01/21/2030 (a)		1,700	1,782,981
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		1,525	1,804,266
MEGlobal Canada ULC
5.00%, 05/18/2025(a)		2,164	2,362,451
5.875%, 05/18/2030(a)		1,157	1,378,713
Nexa Resources SA 6.50%, 01/18/2028(a)		6,419	7,143,941
OCP SA 5.625%, 04/25/2024(a)		3,133	3,406,158
Suzano Austria GmbH 7.00%, 03/16/2047(a)		3,254	3,929,205
Vale Overseas Ltd. 3.75%, 07/08/2030		1,114	1,169,682

			38,133,283

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 01/21/2021(k)		12,108	9,896,613
Howmet Aerospace, Inc. 5.90%, 02/01/2027		805	889,068

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Textron Financial Corp. 2.015% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(l)	U.S.$	125	$87,573

			10,873,254

Communications - Media – 0.0%
Prosus NV 4.027%, 08/03/2050(a)		1,341	1,398,955

Communications - Telecommunications – 0.0%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		333	357,324

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 6.80%, 10/01/2027		1,540	1,893,627
General Motors Financial Co., Inc. 5.25%, 03/01/2026		141	160,928
Lear Corp. 3.50%, 05/30/2030		1,212	1,262,100
3.80%, 09/15/2027		2,909	3,109,155
4.25%, 05/15/2029		876	961,282
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(a)		298	301,290
3.45%, 03/15/2023(a)		434	445,968
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		5,586	5,600,059

			13,734,409

Consumer Cyclical - Other – 1.2%
James Hardie International Finance DAC 4.75%, 01/15/2025(a)		2,497	2,559,425
5.00%, 01/15/2028(a)		2,181	2,333,362
Lennar Corp. 4.75%, 11/29/2027		135	154,006
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,583	1,762,536
MDC Holdings, Inc. 6.00%, 01/15/2043		11,963	14,988,986
PulteGroup, Inc. 5.50%, 03/01/2026		2,000	2,304,437
6.00%, 02/15/2035		932	1,159,849
6.375%, 05/15/2033		2,695	3,440,018
7.875%, 06/15/2032		10,968	15,546,912
Standard Industries, Inc./NJ 4.375%, 07/15/2030(a)		5,011	5,176,849

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.75%, 01/15/2028(a)	U.S.$	2,079	$2,171,954
Toll Brothers Finance Corp. 4.875%, 03/15/2027		8,180	9,238,768

			60,837,102

Consumer Non-Cyclical – 0.0%
Kraft Heinz Foods Co. 4.875%, 10/01/2049(a)		2,000	2,113,544

Energy – 0.9%
Cenovus Energy, Inc. 5.375%, 07/15/2025		3,480	3,671,146
6.75%, 11/15/2039		706	784,834
Ecopetrol SA 5.875%, 05/28/2045		5,418	5,880,494
6.875%, 04/29/2030		3,044	3,658,888
Energy Transfer Operating LP 4.75%, 01/15/2026		3,189	3,424,732
7.60%, 02/01/2024		3,200	3,570,899
Oleoducto Central SA 4.00%, 07/14/2027(a)		610	636,047
ONEOK, Inc. 2.20%, 09/15/2025		1,926	1,900,435
5.85%, 01/15/2026		3,943	4,489,484
Parsley Energy LLC/Parsley Finance Corp. 5.625%, 10/15/2027(a)		1,983	2,108,498
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		7,457	6,662,951
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		1,161	1,194,030
4.50%, 12/15/2026		1,795	1,906,081
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		1,798	1,946,996
Southern Star Central Corp. 5.125%, 07/15/2022(a)		1,150	1,149,892
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		471	487,343
TransCanada PipeLines Ltd. 2.49% (LIBOR 3 Month + 2.21%), 05/15/2067(l)		2,500	1,722,710

			45,195,460

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		1,905	2,094,723

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Dell International LLC/EMC Corp. 8.35%, 07/15/2046(a)	U.S.$	2,793	$3,794,384
Western Digital Corp. 4.75%, 02/15/2026		6,542	7,043,666

			10,838,050

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		7,534	8,220,904
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		2,558	2,596,560
4.75%, 10/20/2028(a)		2,971	3,030,420
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		14,434	15,053,488

			28,901,372

Transportation - Services – 0.4%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		4,793	4,785,495
3.50%, 11/01/2027(a)		892	788,007
3.875%, 05/01/2023(a)		3,574	3,574,506
4.125%, 08/01/2025(a)		2,077	1,999,259
4.375%, 01/30/2024(a)		1,640	1,651,632
4.875%, 10/01/2025(a)		1,585	1,564,512
5.50%, 12/15/2024(a)		4,572	4,761,000
United Rentals North America, Inc. 3.875%, 11/15/2027		333	345,312

			19,469,723

			233,947,199

Utility – 0.0%
Electric – 0.0%
Infraestructura Energetica Nova SAB de CV 3.75%, 01/14/2028(a)		1,427	1,423,879

Total Corporates – Investment Grade (cost $581,373,704)			635,017,314

GOVERNMENTS – TREASURIES – 9.1%
Colombia – 1.0%
Colombian TES Series B 5.75%, 11/03/2027	COP	89,600,000	23,860,151
7.00%, 05/04/2022		11,183,200	3,076,431
10.00%, 07/24/2024		79,950,000	25,121,035

			52,057,617

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.8%
Indonesia Treasury Bond Series FR78 8.25%, 05/15/2029	IDR	534,688,000	$40,362,089

Mexico – 0.8%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	555,178	30,500,241
10.00%, 12/05/2024		197,847	11,017,916

			41,518,157

Russia – 0.8%
Russian Federal Bond – OFZ Series 6209 7.60%, 07/20/2022	RUB	254,534	3,362,869
Series 6212 7.05%, 01/19/2028		1,270,000	17,169,129
Series 6217 7.50%, 08/18/2021		1,919,448	24,757,874

			45,289,872

United States – 5.7%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	61,716	56,103,610
6.125%, 11/15/2027(m)(n)(o)		63,500	87,620,081
8.00%, 11/15/2021		6,600	7,132,125
U.S. Treasury Notes 2.375%, 05/15/2029(n)(o)		106,863	121,122,305
2.625%, 02/15/2029		1,000	1,151,250
3.125%, 11/15/2028(n)		21,000	24,944,063

			298,073,434

Total Governments – Treasuries (cost $464,431,345)			477,301,169

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.5%
Risk Share Floating Rate – 6.9%
Bellemeade Re Ltd. Series 2017-1, Class M2 3.499% (LIBOR 1 Month + 3.35%), 10/25/2027(a)(l)		765	763,916
Series 2018-1A, Class B1 4.399% (LIBOR 1 Month + 4.25%), 04/25/2028(a)(l)		230	224,956
Series 2018-1A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 04/25/2028(a)(l)		433	428,836

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-1A, Class M2 3.049% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(l)	U.S.$	246	$237,636
Series 2018-2A, Class B1 2.799% (LIBOR 1 Month + 2.65%), 08/25/2028(a)(l)		250	240,459
Series 2018-3A, Class M2 2.899% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(l)		6,640	6,464,885
Series 2019-2A, Class M2 3.249% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(l)		6,000	5,733,167
Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(l)		1,063	1,041,459
Series 2019-3A, Class M1C 2.099% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(l)		8,472	8,057,085
Series 2019-4A, Class B1 3.999% (LIBOR 1 Month + 3.85%), 10/25/2029(g)(l)		1,607	1,402,251
Series 2019-4A, Class M2 2.999% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(l)		2,367	2,214,262
Series 2020-2A, Class M2 6.149% (LIBOR 1 Month + 6.00%), 08/26/2030(a)(l)		3,250	3,328,023
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1B1 4.499% (LIBOR 1 Month + 4.35%), 04/25/2031(a)(l)		2,685	2,616,078
Series 2019-R05, Class 1M2 2.149% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(l)		2,880	2,868,115
Series 2020-SBT1, Class 1M2 3.799% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(l)		10,079	9,360,283
Series 2020-SBT1, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(l)		4,981	4,731,271
Eagle Re Ltd. Series 2018-1, Class M2 3.149% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(l)		1,084	1,041,201
Series 2019-1, Class M1B 1.949% (LIBOR 1 Month + 1.80%), 04/25/2029(a)(l)		234	232,832

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1, Class M2 3.449% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(l)	U.S.$	929	$885,241
Series 2020-1, Class M2 2.149% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(l)		2,785	2,505,334
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.399% (LIBOR 1 Month + 4.25%), 11/25/2023(l)		907	831,813
Series 2014-DN3, Class M3 4.149% (LIBOR 1 Month + 4.00%), 08/25/2024(l)		664	669,056
Series 2015-DN1, Class B 11.649% (LIBOR 1 Month + 11.50%), 01/25/2025(l)		16,541	18,511,426
Series 2015-DNA1, Class B 9.349% (LIBOR 1 Month + 9.20%), 10/25/2027(l)		898	1,001,881
Series 2015-DNA2, Class B 7.699% (LIBOR 1 Month + 7.55%), 12/25/2027(l)		16,072	16,094,363
Series 2015-DNA3, Class B 9.499% (LIBOR 1 Month + 9.35%), 04/25/2028(l)		7,481	8,691,194
Series 2015-HQ2, Class B 8.099% (LIBOR 1 Month + 7.95%), 05/25/2025(l)		289	303,445
Series 2015-HQA1, Class B 8.949% (LIBOR 1 Month + 8.80%), 03/25/2028(l)		12,437	13,301,499
Series 2015-HQA2, Class B 10.649% (LIBOR 1 Month + 10.50%), 05/25/2028(l)		6,963	7,717,289
Series 2016-DNA2, Class B 10.649% (LIBOR 1 Month + 10.50%), 10/25/2028(l)		5,025	5,766,967
Series 2016-DNA3, Class B 11.399% (LIBOR 1 Month + 11.25%), 12/25/2028(l)		4,461	5,107,505
Series 2016-DNA4, Class B 8.749% (LIBOR 1 Month + 8.60%), 03/25/2029(l)		1,823	1,830,264
Series 2016-HQA1, Class B 12.899% (LIBOR 1 Month + 12.75%), 09/25/2028(l)		2,988	3,638,658

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-HQA2, Class B 11.649% (LIBOR 1 Month + 11.50%), 11/25/2028(l)	U.S.$	3,921	$4,571,362
Series 2017-DNA1, Class B1 5.099% (LIBOR 1 Month + 4.95%), 07/25/2029(l)		3,134	3,204,540
Series 2017-DNA2, Class B1 5.299% (LIBOR 1 Month + 5.15%), 10/25/2029(l)		8,410	8,725,439
Series 2017-DNA3, Class B1 4.599% (LIBOR 1 Month + 4.45%), 03/25/2030(l)		4,124	4,061,922
Series 2017-HQA1, Class B1 5.149% (LIBOR 1 Month + 5.00%), 08/25/2029(l)		416	418,078
Series 2017-HQA2, Class B1 4.899% (LIBOR 1 Month + 4.75%), 12/25/2029(l)		2,340	2,304,903
Series 2017-HQA3, Class B1 4.599% (LIBOR 1 Month + 4.45%), 04/25/2030(l)		1,245	1,208,739
Series 2018-DNA1, Class B1 3.299% (LIBOR 1 Month + 3.15%), 07/25/2030(l)		1,445	1,296,955
Series 2018-HQA1, Class M2 2.449% (LIBOR 1 Month + 2.30%), 09/25/2030(l)		635	620,728
Series 2018-HQA2, Class M2 2.449% (LIBOR 1 Month + 2.30%), 10/25/2048(a)(l)		161	156,144
Series 2019-DNA1, Class B1 4.799% (LIBOR 1 Month + 4.65%), 01/25/2049(a)(l)		970	941,054
Series 2019-DNA1, Class M2 2.799% (LIBOR 1 Month + 2.65%), 01/25/2049(a) (l)		2,133	2,111,582
Series 2019-DNA2, Class M2 2.599% (LIBOR 1 Month + 2.45%), 03/25/2049(a)(l)		308	302,985
Series 2019-DNA3, Class M2 2.199% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(l)		2,320	2,273,266
Series 2019-FTR2, Class M2 2.299% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(l)		1,757	1,650,756
Series 2019-FTR3, Class B2 4.948% (LIBOR 1 Month + 4.80%), 09/25/2047(l)		1,160	870,129

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-HQA1, Class M2 2.499% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(l)	U.S.$	131	$128,699
Series 2019-HQA2, Class B1 4.249% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(l)		1,078	1,024,575
Series 2019-HQA3, Class B1 3.149% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(l)		1,900	1,728,926
Series 2020-HQA2, Class M2 3.249% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(l)		3,722	3,663,204
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.549% (LIBOR 1 Month + 4.40%), 01/25/2024(l)		475	450,036
Series 2014-C03, Class 2M2 3.049% (LIBOR 1 Month + 2.90%), 07/25/2024(l)		436	433,614
Series 2015-C01, Class 1M2 4.449% (LIBOR 1 Month + 4.30%), 02/25/2025(l)		4,374	4,439,685
Series 2015-C02, Class 1M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(l)		2,917	2,937,698
Series 2015-C03, Class 1M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(l)		9,808	9,980,238
Series 2016-C01, Class 1B 11.899% (LIBOR 1 Month + 11.75%), 08/25/2028(l)		4,023	4,745,135
Series 2016-C02, Class 1B 12.399% (LIBOR 1 Month + 12.25%), 09/25/2028(l)		2,884	3,466,369
Series 2016-C03, Class 1B 11.899% (LIBOR 1 Month + 11.75%), 10/25/2028(l)		7,101	8,390,788
Series 2016-C03, Class 2B 12.899% (LIBOR 1 Month + 12.75%), 10/25/2028(l)		3,934	4,774,653
Series 2016-C04, Class 1B 10.399% (LIBOR 1 Month + 10.25%), 01/25/2029(l)		13,299	14,903,710
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(l)		11,995	13,585,869

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C06, Class 1B 9.399% (LIBOR 1 Month + 9.25%), 04/25/2029(l)	U.S.$	8,498	$9,096,711
Series 2016-C07, Class 2B 9.649% (LIBOR 1 Month + 9.50%), 05/25/2029(l)		10,272	10,963,858
Series 2017-C01, Class 1B1 5.899% (LIBOR 1 Month + 5.75%), 07/25/2029(l)		2,248	2,310,314
Series 2017-C02, Class 2B1 5.649% (LIBOR 1 Month + 5.50%), 09/25/2029(l)		416	428,623
Series 2017-C03, Class 1B1 4.999% (LIBOR 1 Month + 4.85%), 10/25/2029(l)		3,966	3,985,736
Series 2017-C04, Class 2B1 5.199% (LIBOR 1 Month + 5.05%), 11/25/2029(l)		974	979,478
Series 2017-C05, Class 1B1 3.749% (LIBOR 1 Month + 3.60%), 01/25/2030(l)		3,145	2,955,883
Series 2017-C06, Class 1B1 4.299% (LIBOR 1 Month + 4.15%), 02/25/2030(l)		1,702	1,600,086
Series 2017-C06, Class 1M2 2.799% (LIBOR 1 Month + 2.65%), 02/25/2030(l)		694	688,711
Series 2017-C06, Class 2B1 4.599% (LIBOR 1 Month + 4.45%), 02/25/2030(l)		272	268,057
Series 2018-C01, Class 1B1 3.699% (LIBOR 1 Month + 3.55%), 07/25/2030(l)		10,247	9,477,471
Series 2018-C01, Class 1M2 2.399% (LIBOR 1 Month + 2.25%), 07/25/2030(l)		8,066	7,945,389
Series 2018-C03, Class 1M2 2.299% (LIBOR 1 Month + 2.15%), 10/25/2030(l)		609	596,076
Series 2018-C04, Class 2M2 2.699% (LIBOR 1 Month + 2.55%), 12/25/2030(l)		1,119	1,097,604
Series 2018-C05, Class 1B1 4.399% (LIBOR 1 Month + 4.25%), 01/25/2031(l)		7,500	7,030,777
Home Re Ltd. Series 2018-1, Class M2 3.149% (LIBOR 1 Month + 3.00%), 10/25/2028(a)(l)		6,235	5,764,115

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1, Class M2 3.399% (LIBOR 1 Month + 3.25%), 05/25/2029(a)(l)	U.S.$	3,500	$3,287,619
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.649% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(l)		5,626	5,120,713
Oaktown Re III Ltd. Series 2019-1A, Class M2 2.699% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(l)		560	529,444
Radnor Re Ltd. Series 2018-1, Class M2 2.849% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(l)		8,032	7,693,108
Series 2019-1, Class M2 3.349% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(l)		7,096	6,811,602
Series 2019-2, Class B1 2.849% (LIBOR 1 Month + 2.70%), 06/25/2029(l)		2,600	2,479,786
Series 2020-1, Class B1 3.149% (LIBOR 1 Month + 3.00%), 02/25/2030(l)		488	400,510
Series 2020-1, Class M2A 2.149% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(l)		2,931	2,628,401
Series 2020-1, Class M2B 2.399% (LIBOR 1 Month + 2.25%), 02/25/2030(a)(l)		2,494	2,108,168
STACR Trust Series 2018-DNA2, Class B1 3.849% (LIBOR 1 Month + 3.70%), 12/25/2030(a)(l)		1,631	1,522,273
Series 2018-DNA2, Class M2 2.299% (LIBOR 1 Month + 2.15%), 12/25/2030(a)(l)		525	514,014
Series 2018-DNA3, Class M2 2.249% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(l)		8,722	8,511,605
Traingle Re Ltd. Series 2020-1, Class M2 5.747% (LIBOR 1 Month + 5.60%), 10/25/2030(a)(l)		1,000	998,898
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.399% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(l)		3,578	3,490,745

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-WF1, Class 2M2 5.649% (LIBOR 1 Month + 5.50%), 11/25/2025(g)(l)	U.S.$	2,182	$2,146,035

			360,646,241

Non-Agency Fixed Rate – 0.5%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		2,623	2,103,353
Series 2006-24CB, Class A16 5.75%, 08/25/2036		502	402,147
Series 2006-26CB, Class A6 6.25%, 09/25/2036		217	157,327
Series 2006-26CB, Class A8 6.25%, 09/25/2036		821	594,521
Series 2006-42, Class 1A6 6.00%, 01/25/2047		1,049	834,914
Series 2006-HY12, Class A5 3.227%, 08/25/2036		3,725	3,875,535
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		1,051	945,368
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		891	729,821
Series 2007-15CB, Class A19 5.75%, 07/25/2037		498	410,456
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		552	513,819
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.874%, 05/25/2047		617	597,178
Series 2007-4, Class 22A1 3.604%, 06/25/2047		2,545	2,464,888
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		555	292,412
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.021%, 09/25/2047		592	551,923
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.933%, 03/25/2037		446	430,855
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		934	927,102
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		1,044	699,033

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 3.226%, 06/25/2036	U.S.$	562	$508,137
Series 2006-FA3, Class A9 6.00%, 07/25/2036		881	612,689
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.031%, 09/25/2035		1,752	1,468,334
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		1,343	1,309,312
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		634	450,805
Series 2007-A1, Class A8 6.00%, 03/25/2037		936	533,409
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		275	223,585
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.521%, 10/25/2036		1,778	698,639
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.009%, 12/28/2037		2,377	2,211,386

			24,546,948

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 0.749% (LIBOR 1 Month + 0.60%), 04/25/2037(l)		2,452	731,714
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.749% (LIBOR 1 Month + 0.60%), 08/25/2037(l)		448	205,891
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.399% (LIBOR 1 Month + 0.25%), 04/25/2037(l)		1,174	333,220
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.399% (LIBOR 1 Month + 0.25%), 02/25/2037(l)		2,846	189,612

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-1, Class 3A2 7.101% (7.25% - LIBOR 1 Month), 02/25/2037(l) (p)	U.S.$	2,846	$879,760
Lehman XS Trust Series 2007-16N, Class 2A2 0.999% (LIBOR 1 Month + 0.85%), 09/25/2047(l)		597	583,799
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.309% (LIBOR 1 Month + 0.16%), 02/25/2037(l)		631	492,350
Series 2007-2, Class 1A3 0.479% (LIBOR 1 Month + 0.33%), 05/25/2037(l)		559	532,239

			3,948,585

Total Collateralized Mortgage Obligations (cost $364,795,207)			389,141,774

BANK LOANS – 6.2%
Industrial – 5.7%
Basic – 0.1%
Illuminate Buyer, LLC 4.148% (LIBOR 1 Month + 4.00%), 06/30/2027(q)		3,210	3,152,316
Nouryon Finance B.V. (fka AkzoNobel) 3.145% (LIBOR 1 Month + 3.00%), 10/01/2025(q)		2,879	2,783,958

			5,936,274

Capital Goods – 0.7%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(q)		15,988	15,099,152
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.750% (LIBOR 1 Month + 3.00%), 08/01/2025(q)		8,615	8,400,994
BWay Holding Company 3.480% (LIBOR 3 Month + 3.25%), 04/03/2024(q)		5,114	4,769,006
Granite US Holdings Corporation 5.470% (LIBOR 3 Month + 5.25%), 09/30/2026(c)(q)		8,386	7,841,181
TransDigm Inc. 2.398% (LIBOR 1 Month + 2.25%), 12/09/2025(q)		2,264	2,126,637

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.648% (LIBOR 1 Month + 2.50%), 10/23/2025(q)	U.S.$	560	$510,442

			38,747,412

Communications - Media – 0.5%
Advantage Sales & Marketing Inc. 10/28/2027(c)(r)		9,500	9,280,360
Clear Channel Outdoor Holdings, Inc. 3.666% (LIBOR 2 Month + 3.50%), 08/21/2026(q)		4	4,022
3.714% (LIBOR 3 Month + 3.50%), 08/21/2026(q)		1,749	1,588,740
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.148% (LIBOR 1 Month + 3.00%), 05/01/2026(q)		2,670	2,502,481
LCPR Loan Financing LLC 5.148% (LIBOR 1 Month + 5.00%), 10/15/2026(q)		3,139	3,135,276
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(q)		2,517	2,507,281
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(q)		4,838	4,672,897

			23,691,057

Communications - Telecommunications – 0.2%
Intrado Corporation 5.000% (LIBOR 1 Month + 4.00%), 10/10/2024(q)		21	19,729
5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(q)		8,241	7,654,915

			7,674,644

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.648% (LIBOR 1 Month + 3.50%), 04/30/2026(q)		2,868	2,781,070
Navistar, Inc. 3.650% (LIBOR 1 Month + 3.50%), 11/06/2024(q)		2,655	2,625,475

			5,406,545

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(q)	U.S.$	4,771	$4,447,634

Consumer Cyclical - Other – 0.6%
Caesars Resort Collection, LLC 2.898% (LIBOR 1 Month + 2.75%), 12/23/2024(q)		10,355	9,685,014
Flutter Entertainment PLC 3.720% (LIBOR 3 Month + 3.50%), 07/10/2025(q)		845	844,051
Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(c)(q)		132	148,642
13.000% (LIBOR 2 Month + 12.00%), 10/04/2023(c)(q)		1,618	1,852,466
Playtika Holding Corp. 7.000% (LIBOR 3 Month + 6.00%), 12/10/2024(q)		16,143	16,132,073
Scientific Games International, Inc. 2.898% (LIBOR 1 Month + 2.75%), 08/14/2024(q)		4,836	4,490,230

			33,152,476

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(q)		5,151	4,887,444
Whatabrands LLC 2.897% (LIBOR 1 Month + 2.75%), 07/31/2026(q)		2,159	2,100,083

			6,987,527

Consumer Cyclical - Retailers – 0.2%
Bass Pro Group, LLC 5.750% (LIBOR 3 Month + 5.00%), 09/25/2024(q)		2,648	2,636,889
PetSmart, Inc. 4.500% (LIBOR 3 Month + 3.50%), 03/11/2022(q)		4,432	4,378,663
Serta Simmons Bedding, LLC 9.000% (LIBOR 3 Month + 8.00%), 11/08/2024(q)		8,741	2,993,790

			10,009,342

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Acadia Healthcare Company, Inc. 2.648% (LIBOR 1 Month + 2.50%), 02/16/2023(q)	U.S.$	2,375	$2,351,901
Aldevron, L.L.C. 5.250% (LIBOR 1 Month + 4.25%), 10/12/2026(q)		4,448	4,442,090
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.898% (LIBOR 1 Month + 7.75%), 09/26/2025(q)		9,497	9,123,543
Arbor Pharmaceuticals, LLC 6.000% (LIBOR 3 Month + 5.00%), 07/05/2023(c)(q)		6,253	5,315,432
Froneri International Limited 5.898% (LIBOR 1 Month + 5.75%), 01/31/2028(c)(q)		830	818,588
Global Medical Response, Inc. (fka Air Medical) 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(q)		5,260	5,077,970
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.898% (LIBOR 1 Month + 3.75%), 11/16/2025(q)		5,947	5,761,625
Mallinckrodt International Finance S.A. 5.500% (LIBOR 3 Month + 4.75%), 09/24/2024(q)		5,082	4,677,999
Milano Acquisition Corp. 4.750% (LIBOR 3 Month + 4.00%), 10/01/2027(q)		6,970	6,842,240
U.S. Renal Care, Inc. 5.188% (LIBOR 1 Month + 5.00%), 06/26/2026(q)		8,326	7,990,283

			52,401,671

Energy – 0.2%
CITGO Petroleum Corporation 6.000% (LIBOR 3 Month + 5.00%), 03/28/2024(q)		2,825	2,629,680
Triton Solar US Acquisition Co. 6.220% (LIBOR 3 Month + 6.00%), 10/29/2024(q)		11,873	10,151,008

			12,780,688

Other Industrial – 0.2%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.00%), 09/01/2023(q)		1,711	1,572,132

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(q)	U.S.$	4,544	$3,836,729
8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(q)		548	462,408
Core & Main LP 3.750% (LIBOR 3 Month + 2.75%), 08/01/2024(c)(q)		1,460	1,411,500
Dealer Tire, LLC 4.398% (LIBOR 1 Month + 4.25%), 12/12/2025(q)		1,628	1,584,973
Rockwood Service Corporation 4.398% (LIBOR 1 Month + 4.25%), 01/23/2027(c)(q)		520	511,439

			9,379,181

Services – 0.8%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.398% (LIBOR 1 Month + 4.25%), 07/10/2026(q)		1,548	1,514,841
Amentum Government Services Holdings LLC 3.648% (LIBOR 1 Month + 3.50%), 01/29/2027(q)		1,656	1,585,476
Garda World Security Corporation 4.900% (LIBOR 1 Month + 4.75%), 10/30/2026(q)		565	561,605
Parexel International Corporation 2.898% (LIBOR 1 Month + 2.75%), 09/27/2024(q)		1,287	1,233,139
Pi Lux Finco SARL 8.250% (LIBOR 3 Month + 7.25%), 01/01/2026(c)(q)		21,800	20,274,000
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 3.398% (LIBOR 1 Month + 3.25%), 10/01/2025(q)		5,538	5,448,695
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(q)		4,894	3,976,317
Verscend Holding Corp. 4.648% (LIBOR 1 Month + 4.50%), 08/27/2025(q)		7,821	7,662,222

			42,256,295

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.9%
athenahealth, Inc. 4.750% (LIBOR 3 Month + 4.50%), 02/11/2026(c)(q)	U.S.$	11,015	$10,767,112
Avaya Inc. 4.398% (LIBOR 1 Month + 4.25%), 12/15/2024(q)		234	229,761
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.398% (LIBOR 1 Month + 4.25%), 10/02/2025(q)		8,858	8,594,984
Pitney Bowes Inc. 5.650% (LIBOR 1 Month + 5.50%), 01/07/2025(q)		5,959	5,866,833
Presidio Holdings Inc. 3.720% (LIBOR 3 Month + 3.50%), 01/22/2027(q)		2,161	2,110,179
Solera, LLC (Solera Finance, Inc.) 2.916% (LIBOR 2 Month + 2.75%), 03/03/2023(q)		13,442	13,060,017
Veritas Us Inc. 6.500% (LIBOR 3 Month + 5.50%), 09/01/2025(q)		3,632	3,552,042

			44,180,928

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 4.964% (LIBOR 3 Month + 4.75%), 04/29/2023(q)		848	843,110

			297,894,784

Financial Institutions – 0.3%
Finance – 0.0%
Jefferies Finance LLC 3.188% (LIBOR 1 Month + 3.00%), 06/03/2026(q)		1,683	1,630,822

Insurance – 0.3%
Hub International Limited
5.000% (LIBOR 2 Month + 4.00%), 04/25/2025(q)		1,042	1,035,039
5.000% (LIBOR 3 Month + 4.00%), 04/25/2025(q)		5,252	5,218,561
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.148% (LIBOR 1 Month + 4.00%), 09/03/2026(q)		7,588	7,361,185

			13,614,785

			15,245,607

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC
4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(q)	U.S.$	6,909	$6,828,810
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(q)		1,270	1,255,517

			8,084,327

Total Bank Loans (cost $336,846,512)			321,224,718

EMERGING MARKETS – CORPORATE BONDS – 4.4%
Industrial – 3.9%
Basic – 1.6%
Braskem America Finance Co. 7.125%, 07/22/2041(a)		7,719	8,230,384
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		9,264	8,583,003
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)		8,033	7,445,415
CSN Islands XI Corp. 6.75%, 01/28/2028(a)		1,276	1,259,412
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(a)		17,334	17,864,648
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		8,627	9,425,709
First Quantum Minerals Ltd.
6.875%, 10/15/2027(a)		8,370	8,345,161
7.25%, 04/01/2023(a)		7,452	7,491,589
HTA Group Ltd/.Mauritius 7.00%, 12/18/2025(a)		4,000	4,194,863
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		9,827	9,777,865

			82,618,049

Capital Goods – 0.3%
Cemex SAB de CV
5.20%, 09/17/2030(a)		1,100	1,166,154
7.375%, 06/05/2027(a)		1,733	1,910,633
Embraer Netherlands Finance BV
5.40%, 02/01/2027		8,145	7,712,460
6.95%, 01/17/2028(a)		2,712	2,737,034
Odebrecht Finance Ltd.
4.375%, 04/25/2025(a)(e)(i)		537	18,795
5.25%, 06/27/2029(a)(e)(i)		9,173	321,055
7.125%, 06/26/2042(a)(e)(i)		17,280	604,800

			14,470,931

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)	U.S.$	1,071	$1,062,633
VTR Finance NV 6.375%, 07/15/2028(a)		1,308	1,397,997

			2,460,630

Communications - Telecommunications – 0.4%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 02/06/2024(a)		3,473	3,551,142
Digicel Group 0.5 Ltd.
7.00%, 11/16/2020(f)(g)(k)		603	81,401
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(f)		2,698	917,995
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(f)		7,161	5,429,975
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. 8.75%, 05/25/2024(a)		1,816	1,825,331
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		1,282	1,426,225
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		5,930	6,251,646
VTR Comunicaciones SpA 5.125%, 01/15/2028(a)		2,132	2,247,928

			21,731,643

Consumer Cyclical - Other – 0.5%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		2,624	2,528,880
5.625%, 07/17/2027(a)		3,599	3,652,717
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		937	940,472
5.375%, 05/15/2024(a)		2,104	2,155,039
5.875%, 05/15/2026(a)		1,895	1,916,319
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		3,011	3,014,764
6.50%, 01/15/2028(a)		2,724	2,683,685
Wynn Macau Ltd. 4.875%, 10/01/2024(a)		1,845	1,798,875
5.125%, 12/15/2029(a)		2,333	2,158,025
5.50%, 01/15/2026-10/01/2027(a)		3,925	3,701,205
5.625%, 08/26/2028(a)		2,442	2,342,282

			26,892,263

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/2022(c)(f)(g)	U.S.$	5,297	$	– 0	–
K2016470260 (South Africa) Ltd. 25.00%, 12/31/2022(c)(f)(g)		2,461		– 0	–

				– 0	–

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 09/29/2026(a)		2,211		2,239,391
BRF SA
4.875%, 01/24/2030(a)		4,103		4,109,237
5.75%, 09/21/2050(a)		941		894,538
Cosan Ltd. 5.50%, 09/20/2029(a)		2,027		2,094,144
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		3,255		3,385,200
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025		5,610		5,813,362
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(f)(g)		2,413		72,627
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248		1,239,463
USJ Acucar e Alcool SA 9.875%, 11/09/2023(a)(e)(i)		1,866		597,855
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(e)(g)		13,674		131,959
10.875%, 01/13/2020(d)(e)(g)		2,500		500,000
11.75%, 02/09/2022(e)(g)(i)		13,613		68,235

				21,146,011

Energy – 0.6%
Geopark Ltd. 5.50%, 01/17/2027(a)		463		403,244
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		2,565		2,643,998
6.50%, 06/30/2027(a)		3,495		3,622,416
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		559		541,357
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		3,365		3,266,153
MV24 Capital BV 6.748%, 06/01/2034(a)		3,095		3,114,439
Peru LNG Srl 5.375%, 03/22/2030(a)		900		684,281
Petrobras Global Finance BV 5.093%, 01/15/2030		995		1,040,173

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.60%, 01/03/2031	U.S.$	14,086	$15,176,397

			30,492,458

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 02/09/2024(a)		2,510	2,620,597

			202,432,582

Utility – 0.4%
Electric – 0.4%
AES El Salvador Trust II 6.75%, 03/28/2023(a)		1,220	1,098,000
AES Gener SA 6.35%, 10/07/2079(a)		2,632	2,641,212
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		9,085	10,220,625
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(a)		4,813	5,038,609
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		1,553	1,705,151
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		871	883,132

			21,586,729

Financial Institutions – 0.1%
Insurance – 0.1%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(l)		80	80,035
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(f)		3,606	3,583,778

			3,663,813

Total Emerging Markets – Corporate Bonds (cost $283,800,465)			227,683,124

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Fixed Rate CMBS – 1.8%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 02/10/2036(a)		4,027	4,094,847
BANK Series 2020-BN25, Class XA 0.887%, 01/15/2063(s)		80,870	5,545,105

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Benchmark Mortgage Trust Series 2019-B13, Class XA 1.132%, 08/15/2057(s)	U.S.$	54,095	$4,121,468
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.37%, 04/10/2046(s)		6,768	179,789
Series 2020-GC46, Class XA 0.988%, 02/15/2053(s)		68,813	5,004,840
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)		1,000	270,045
Series 2012-CR3, Class XA 1.849%, 10/15/2045(s)		44,692	1,177,748
Series 2012-CR5, Class XA 1.516%, 12/10/2045(s)		8,754	232,030
Series 2013-LC6, Class XA 1.328%, 01/10/2046(s)		29,232	641,483
Series 2014-CR15, Class XA 0.932%, 02/10/2047(s)		8,426	199,832
Series 2014-CR20, Class XA 1.023%, 11/10/2047(s)		44,862	1,508,011
DBUBS Mortgage Trust Series 2011-LC1A, Class C 5.594%, 11/10/2046(a)		800	800,270
Series 2011-LC2A, Class D 5.487%, 07/10/2044(a)		2,500	2,327,673
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.491%, 02/10/2046(s)		3,817	113,376
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.388%, 08/10/2044(a)		7,937	7,411,406
Series 2012-GC6, Class C 5.651%, 01/10/2045(a)		1,177	1,088,809
Series 2013-GC13, Class D 4.084%, 07/10/2046(a)		1,500	1,169,443
Series 2014-GC18, Class D 4.989%, 01/10/2047(a)		2,261	618,061
Series 2019-GC38, Class XA 0.961%, 02/10/2052(s)		14,574	959,653
Series 2019-GC39, Class XA 1.14%, 05/10/2052(s)		17,145	1,226,511
Series 2019-GC42, Class XA 0.811%, 09/01/2052(s)		29,920	1,747,354
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.132%, 06/15/2045(a)		5,000	3,628,864

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-CBX, Class E 5.132%, 06/15/2045(a)	U.S.$	6,521	$2,492,728
Series 2012-LC9, Class B 3.812%, 12/15/2047(a)		5,500	5,230,094
JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class XA 1.136%, 07/15/2050(s)		32,156	1,644,183
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 0.944%, 11/13/2052(s)		112,057	7,521,137
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.607%, 11/15/2045(a)(s)		25,402	560,206
Series 2014-C19, Class D 3.25%, 12/15/2047(a)		4,130	3,370,892
UBS Commercial Mortgage Trust Series 2019-C16, Class XA 1.558%, 04/15/2052(s)		17,874	1,775,279
Series 2019-C18, Class XA 1.044%, 12/15/2052(s)		70,778	4,951,581
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.605%, 12/10/2045(a)(s)		3,100	74,848
Wells Fargo Commercial Mortgage Trust Series 2020-C55, Class XA 1.311%, 02/15/2053(s)		94,923	9,063,741
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.221%, 06/15/2044(a)		2,576	2,216,348
Series 2012-C7, Class XA 1.312%, 06/15/2045(a)(s)		6,571	88,078
Series 2012-C8, Class E 4.885%, 08/15/2045(a)		6,905	5,994,501
Series 2014-C20, Class D 3.986%, 05/15/2047(a)		3,701	1,197,282
Series 2014-C21, Class D 3.497%, 08/15/2047(a)		4,786	3,302,240

			93,549,756

Non-Agency Floating Rate CMBS – 0.1%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.166% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(l)		4,707	4,229,814

68 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.898% (LIBOR 1 Month + 4.75%), 05/15/2036(a)(l)		U.S.$	1,702	$1,257,934

				5,487,748

Total Commercial Mortgage-Backed Securities (cost $110,277,585)				99,037,504

EMERGING MARKETS – TREASURIES – 1.8%
Brazil – 0.6%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 07/01/2023		BRL	66,416	9,933,154
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021			132,114	23,314,285

				33,247,439

Dominican Republic – 0.2%
Dominican Republic International Bond 12.00%, 01/20/2022(a)		DOP	347,740	6,238,047
15.95%, 06/04/2021(a)			52,700	951,162

				7,189,209

South Africa – 1.0%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023		ZAR	133,000	8,800,667
Series 2030 8.00%, 01/31/2030			767,911	43,395,627

				52,196,294

Total Emerging Markets - Treasuries (cost $106,182,489)				92,632,942

COLLATERALIZED LOAN OBLIGATIONS – 1.5%
CLO - Floating Rate – 1.5%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.218% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)	U.S.$		11,494	11,033,498
Bristol Park CLO Ltd. Series 2016-1A, Class DR 3.187% (LIBOR 3 Month + 2.95%), 04/15/2029(a)(l)			5,000	4,719,945

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden CLO Ltd. Series 2018-57A, Class E 5.48% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(l)	U.S.$	1,741	$1,481,190
Series 2020-78A, Class C 2.168% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(l)		2,270	2,212,632
Series 2020-78A, Class D 3.218% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(l)		11,286	10,539,277
Dryden Senior Loan Fund Series 2017-49A, Class E 6.518% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(l)		2,424	2,171,089
Elevation CLO Ltd. Series 2020-11A, Class C 2.437% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(l)		3,505	3,343,004
Series 2020-11A, Class D1 4.087% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(l)		5,438	5,109,380
Kayne CLO 7 Ltd. Series 2020-7A, Class A1 1.418% (LIBOR 3 Month + 1.20%), 04/17/2033(a)(l)		2,639	2,605,568
Kayne CLO Ltd. Series 2020-7A, Class C 2.218% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		2,940	2,887,112
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 2.165% (LIBOR 3 Month + 1.95%), 01/24/2033(a)(l)		8,719	8,213,770
Series 2016-1A, Class DR 3.315% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(l)		7,987	7,226,118
OZLM Ltd. Series 2018-22A, Class D 5.518% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(l)		968	753,622
Rockford Tower CLO 2019-2 Ltd. Series 2019-2A, Class B 2.183% (LIBOR 3 Month + 1.93%), 08/20/2032(a)(l)		2,743	2,688,680
SCFF I Ltd. Series 2020-1A, Class A2B 4.237% (LIBOR 3 Month + 4.00%), 04/15/2031(a)(l)		1,923	1,938,746

70 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1A, Class B 4.987% (LIBOR 3 Month + 4.75%), 04/15/2031(a)(l)	U.S.$	1,077	$1,086,468
THL Credit Wind River CLO Ltd. Series 2017-1A, Class AR 1.358% (LIBOR 3 Month + 1.14%), 04/18/2029(a)(l)		11,850	11,725,753

Total Collateralized Loan Obligations (cost $82,090,894)			79,735,852

		Shares
COMMON STOCKS – 1.3%
Financials – 0.4%
Consumer Finance – 0.0%
Paysafe Group Ltd. – Class B(b)(c)(e)		17,342	157,986

Insurance – 0.4%
Mt. Logan Re Ltd. (Preference Shares) (Series 4)(b)(c)(e)(t)		19,500	20,589,287

			20,747,273

Consumer Staples – 0.4%
Food & Staples Retailing – 0.4%
Southeastern Grocers, Inc. Npv(b)(c)(e)		252,989	18,341,702

Energy – 0.2%
Energy Equipment & Services – 0.1%
Tervita Corp.(e)		2,204,064	2,895,078

Oil, Gas & Consumable Fuels – 0.1%
Battalion Oil Corp.(e)		135	911
Berry Corp.		745,325	1,952,752
CHC Group LLC(e)(t)		2,087,668	20,877
Denbury, Inc.(e)		204,498	3,392,622
Golden Energy Offshore Services AS(e)		3,360,247	242,867
K201640219 (South Africa) Ltd. A Shares(b)(c)(e)		64,873,855	65
K201640219 (South Africa) Ltd. B Shares(b)(c)(e)		10,275,684	10
Paragon Offshore Ltd. – Class A(c)(e)		62,040	6,204
Paragon Offshore Ltd. – Class B(c)(e)		93,060	604,890
Vantage Drilling International(e)		93,534	233,835
Whiting Petroleum Corp.(e)		48,817	712,728

			7,167,761

			10,062,839

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(c)(e)	U.S.$	161,762	$1,617,620
Exide Corp.(b)(c)(e)		4,045	3,943,875
Exide Technologies(b)(c)(e)		4,726,787	5
Exide Technologies/Old(b)(c)(e)		270,867	– 0	–

			5,561,500

Automobiles – 0.0%
Liberty Tire Recycling LLC(b)(c)(e)		12,278	891,739

Hotels, Restaurants & Leisure – 0.0%
Carlson Travel, Inc.(c)(e)		608	216,813

			6,670,052

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(e)		250,660	4,311,352
Monitronics International, Inc.(b)(c)(e)		129,032	420,796
Monitronics International, Inc.(e)		128,497	435,605

			5,167,753

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(b)(c)(e)		5,004,988	5
Constellium SE(e)		234,212	2,063,408
Neenah Enterprises, Inc.(b)(c)(e)		49,578	– 0	–

			2,063,413

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(e)		14	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.(e)		109,384	2,032,355

			2,032,355

Communication Services – 0.0%
Media – 0.0%
iHeartMedia, Inc. - Class A(e)		163,002	1,339,876

Total Common Stocks (cost $158,888,102)			66,425,263

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)	U.S.$	2,974	$3,163,593
8.375%, 11/07/2028(a)		7,879	8,644,740

			11,808,333

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		1,062	1,153,598
5.45%, 05/15/2030(a)		725	822,875

			1,976,473

Mexico – 0.8%
Petroleos Mexicanos 5.95%, 01/28/2031		16,526	13,811,604
6.49%, 01/23/2027		2,418	2,249,345
6.50%, 01/23/2029		1,952	1,741,379
6.75%, 09/21/2047		10,747	8,323,551
6.84%, 01/23/2030		5,550	4,962,221
7.69%, 01/23/2050		14,028	11,642,539

			42,730,639

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		2,540	2,618,581

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		703	722,552

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(a)		375	390,469
DP World PLC 5.625%, 09/25/2048(a)		1,098	1,250,347

			1,640,816

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(e)(i)		5,000	142,500

Total Quasi-Sovereigns (cost $60,787,347)			61,639,894

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.5%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.684%, 06/15/2043(g)	U.S.$	1,283	$1,179,839
Series 2019-24, Class PT 10.482%, 08/15/2044(g)		1,899	1,716,495
Series 2019-36, Class PT 13.317%, 10/17/2044(g)		2,423	2,163,274
Series 2019-43, Class PT 6.564%, 11/15/2044(g)		1,623	1,526,742
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 11.384%, 06/15/2043(g)		1,165	1,070,831
Series 2018-4, Class PT 9.708%, 05/15/2043(g)		1,292	1,217,736
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 10.963%, 03/16/2043(g)		291	269,079
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(b)(c)		3,200	714,235
Series 2016-5, Class R Zero Coupon, 09/25/2028(b)(c)		73	1,220,790
Series 2017-2, Class R Zero Coupon, 02/25/2026(b)(c)		45	1,210,761
Series 2017-3, Class R Zero Coupon, 05/25/2026(b)(c)		56	1,876,000
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(b)(c)		80	2,000,000
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(b)(c)		114	4,574,920
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(a)		4,597	4,972,492

			25,713,194

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(a)		6,065	6,314,459
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		791	824,641

			7,139,100

74 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 09/25/2036	U.S.$	725	$333,729
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		1,535	1,549,155
GSAA Home Equity Trust Series 2005-12, Class AF5 6.159%, 09/25/2035		1,157	946,188
Series 2006-10, Class AF3 5.985%, 06/25/2036		1,369	553,632
Series 2006-6, Class AF4 6.121%, 03/25/2036		3,374	1,415,905
Series 2006-6, Class AF5 6.241%, 03/25/2036		2,730	1,145,467

			5,944,076

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.585%, 05/25/2037		126	123,177

Total Asset-Backed Securities (cost $64,645,276)			38,919,547

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	14,562,910	3,245,317
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		7,580,000	2,234,503
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g)		36,247,335	10,200,782

Total Inflation-Linked Securities (cost $17,954,509)			15,680,602

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	1,913	1,962,738
4.125%, 05/15/2051		6,682	6,999,395

			8,962,133

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Mexico – 0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	2,842		$3,248,761
5.00%, 04/27/2051		2,265		2,588,895

				5,837,656

Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049 (b)(c)(k)	EUR	1,001		– 0	–

Total Governments – Sovereign Bonds (cost $14,752,481)				14,799,789

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
Paysafe Holdings UK Ltd. 0.00%,(b)(c)(e)		5,431,939		5,431,939

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		95,901		2,633,441

				8,065,380

Industrial – 0.1%
Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		211,900		6,140,862

Total Preferred Stocks (cost $13,546,175)				14,206,242

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200		2,125,224
7.625%, 03/01/2040		1,250		2,130,150
7.95%, 03/01/2036		0	**	215
State of Illinois Series 2010 7.35%, 07/01/2035		4,120		4,672,203

76 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV Series 2007A 7.467%, 06/01/2047	U.S.$	1,985	$2,147,472

Total Local Governments – US Municipal Bonds (cost $8,663,561)			11,075,264

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(e)		385,763	945,119
Battalion Oil Corp., expiring 10/08/2022(b)(c)(e)		815	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(c)(e)		652	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(c)(e)		1,048	– 0	–
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(e)		44	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(e)		189,795	– 0	–
iHeartMedia, Inc., expiring 05/01/2039(e)		1,797	13,433
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(e)		302,868	3,029
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(e)		130,363	834
Willscot Corp., expiring 11/29/2022(b)(c)(e)		169,364	954,044

Total Warrants (cost $3,641,850)			1,916,459

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Jan 2021; Contracts: 21,732,000; Exercise Rate: 1.52%; Counterparty: JPMorgan Chase Bank, NA(e)	USD	21,732,000	500,206
IRS Swaption Expiration: Nov 2020; Contracts: 5,993,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(e)		5,993,000	151,524

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

IRS Swaption Expiration: Dec 2020; Contracts: 11,452,000; Exercise Rate: 1.32%; Counterparty: Deutsche Bank AG(e)	USD	11,452,000	$355,415
IRS Swaption Expiration: Nov 2020; Contracts: 4,611,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(e)		4,611,000	107,102
IRS Swaption Expiration: Nov 2020; Contracts: 5,994,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(e)		5,994,000	151,549

Total Options Purchased – Puts (premiums paid $1,002,848)			1,265,796

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/2020-09/30/2021(b)(c) (cost $6,120,177)	U.S.$	6,120	330,713

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(c)(e) (cost $0)		45,881	48,955

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(u)(v)(w) (cost $22,537,225)		22,537,225	22,537,225

		Principal Amount (000)
Time Deposits – 0.3%
BBH, Grand Cayman 3.15%, 11/02/2020	ZAR	14	833
Citibank, London (0.70)%, 11/02/2020	EUR	1,600	1,863,547
JPMorgan Chase, New York 0.01%, 11/02/2020	U.S.$	14,349	14,349,045

Total Time Deposits (cost $16,213,425)			16,213,425

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Governments – Treasuries – 0.3%
Egypt – 0.3%
Egypt Treasury Bills Zero Coupon, 11/17/2020-03/23/2021 (cost $14,419,510)	EGP	236,800	$14,499,067

Total Short-Term Investments (cost $53,170,160)			53,249,717

Total Investments – 101.3% (cost $5,486,759,936)			5,289,256,952
Other assets less liabilities – (1.3)%			(65,685,581)

Net Assets – 100.0%			$5,223,571,371

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	77	December 2020	$13,280,094	$(402,680)
U.S. T-Note 10 Yr (CBT) Futures	1,223	December 2020	169,041,531	(1,506,703)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	8	December 2020	1,004,813	2,141
U.S. Ultra Bond (CBT) Futures	40	December 2020	8,600,000	366,055

				$(1,541,187)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	811,709	USD	48,543	11/27/2020	$(1,196,157)
BNP Paribas SA	BRL	203,250	USD	36,673	11/04/2020	1,252,669
BNP Paribas SA	USD	35,214	BRL	203,250	11/04/2020	205,846
BNP Paribas SA	CAD	8,407	USD	6,329	12/10/2020	17,759
Citibank, NA	BRL	203,250	USD	35,214	11/04/2020	(205,846)
Citibank, NA	USD	35,453	BRL	203,250	11/04/2020	(32,479)
Citibank, NA	BRL	203,250	USD	35,421	12/02/2020	49,757
Citibank, NA	AUD	18,700	USD	13,149	01/12/2021	(731)
Goldman Sachs Bank USA	RUB	3,906,074	USD	50,734	11/19/2020	1,652,246
Goldman Sachs Bank USA	AUD	37,795	USD	26,638	01/12/2021	61,640
Goldman Sachs Bank USA	IDR	581,634,052	USD	38,804	01/15/2021	(235,612)

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	ZAR	59,542	USD	3,499	11/27/2020	$(149,508)
JPMorgan Chase Bank, NA	MXN	863,661	USD	40,253	12/11/2020	(289,161)
Morgan Stanley Capital Services LLC	GBP	3,585	USD	4,660	11/19/2020	16,063
Morgan Stanley Capital Services LLC	EUR	68,303	USD	80,337	12/18/2020	699,636
Morgan Stanley Capital Services LLC	NZD	19,845	USD	13,140	12/22/2020	18,484
Royal Bank of Scotland PLC	COP	266,938,943	USD	71,625	11/13/2020	2,686,814
Royal Bank of Scotland PLC	USD	13,204	EUR	11,164	12/18/2020	(187,399)
UBS AG	COP	21,901,350	USD	5,859	11/13/2020	202,993
UBS AG	RUB	1,062,196	USD	13,417	11/19/2020	69,495
UBS AG	USD	3,294	RUB	260,503	11/19/2020	(20,129)
UBS AG	EUR	99,942	USD	118,205	12/04/2020	1,727,205

						$6,343,585

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)%	Quarterly	3.15%	USD	73,398	$(3,208,959)	$(2,420,896)	$(788,063)
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	(5.00)	Quarterly	2.44	EUR	73,087	(4,007,299)	(3,972,964)	(34,335)
Sale Contracts
Brazilian Government International Bond, 4.250% 01/07/2025, 06/20/2025*	1.00	Quarterly	2.02	USD	18,614	(837,629)	(1,334,885)	497,256
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.96	USD	603,221	29,217,838	559,572	28,658,266
Ford Motor Company, 4.346% 12/08/2026, 06/20/2023*	5.00	Quarterly	2.54	USD	4,420	294,356	(343,021)	637,377
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	5.00	Quarterly	2.44	EUR	73,088	4,007,349	1,802,625	2,204,724
iTraxx Europe Crossover Series 33, 5 Year Index, 06/20/2025*	5.00%	Quarterly	3.54	EUR	114,143	8,856,465	(848,795)	9,705,260

80 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
South Africa Government International Bond, 5.875% 09/16/2025, 06/20/2025*	1.00%	Quarterly	2.63%	USD	19,270	$(1,370,056)	$(2,368,769)	$998,713

						$32,952,065	$(8,927,133)	$41,879,198

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	1,490	$(746,349)	$(737,508)	$(8,841)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3,028	(1,516,742)	(1,522,712)	5,970
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,750	(1,213,500)	(1,364,103)	150,603
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	40,000	(12,940,667)	(4,654,420)	(8,286,247)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	8,746	(2,830,206)	(1,077,802)	(1,752,404)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	6,122	(1,981,079)	(757,286)	(1,223,793)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	15,706	(5,082,462)	(1,952,854)	(3,129,608)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,714	(1,201,850)	(468,730)	(733,120)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	1,368	(684,859)	(198,514)	(486,345)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	547	(273,843)	(79,376)	(194,467)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,368	(685,429)	(193,609)	(491,820)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,735	(1,370,357)	(386,696)	(983,661)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	44,000	(22,033,733)	(6,699,316)	(15,334,417)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	7,560	(2,446,416)	(919,284)	(1,527,132)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	247	(79,929)	(30,231)	(49,698)

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00%	Quarterly	1.79%	EUR	1,640	$104,167	$60,900	$43,267
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,395	(775,222)	(275,196)	(500,026)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/25, 12/20/2023*	5.00	Quarterly	5.04	USD	1,300	5,742	52,476	(46,734)
Avis Budget Car Rental LLC, 5.250%, 03/15/25, 12/20/2023*	5.00	Quarterly	5.04	USD	1,440	6,361	90,969	(84,608)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	298	(149,270)	(147,308)	(1,962)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	298	(149,270)	(147,308)	(1,962)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	113,618	(56,896,214)	(25,855,703)	(31,040,511)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	27,329	(8,843,664)	(3,870,435)	(4,973,229)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	561	(181,493)	(149,364)	(32,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,122	(363,173)	(257,254)	(105,919)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,122	(363,173)	(257,254)	(105,919)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	561	(181,586)	(124,502)	(57,084)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,433	(463,719)	(180,120)	(283,599)
United States Steel Corp., 6.650%, 06/01/2037, 12/20/2021*	5.00	Quarterly	5.98	USD	4,590	(23,984)	(84,173)	60,189
JPMorgan Chase Bank, NA
Rolls-Royce PLC, 2.125%,06/18/2021, 06/20/2025*	1.00	Quarterly	4.32	EUR	4,274	(680,708)	(790,032)	109,324
Rolls-Royce PLC, 2.125%,06/18/2021, 06/20/2025*	1.00	Quarterly	4.32	EUR	4,546	(724,029)	(845,077)	121,048

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	6,340	$(2,051,624)	$(792,852)	$(1,258,772)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,019	(1,011,328)	(741,856)	(269,472)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(925,173)	(779,307)	(145,866)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(925,173)	(770,192)	(154,981)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(925,173)	(774,749)	(150,424)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(925,173)	(765,635)	(159,538)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(925,173)	(843,324)	(81,849)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	596	(298,540)	(288,346)	(10,194)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5,500	(2,754,217)	(2,937,284)	183,067
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,009	(505,414)	(437,815)	(67,599)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,019	(1,011,328)	(746,788)	(264,540)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,805	(907,932)	(760,602)	(147,330)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,805	(907,464)	(705,330)	(202,134)

						$(138,840,368)	$(65,165,902)	$(73,674,466)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR 35,866	12/20/2020	$11,275,159

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PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at October 31, 2020
Barclays Capital, Inc.†	(0.25	)%*	—	$2,903,217

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2020.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Corporates – Non-Investment Grade	$2,903,217	$	– 0 –	$	– 0 –	$	– 0 –	$2,903,217

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $2,859,497,518 or 54.7% of net assets.

(b)	Fair valued by the Adviser.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Defaulted matured security.

(e)	Non-income producing security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2020.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.66% of net assets as of October 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd.Series 2019-4A, Class B1 3.999%, 10/25/2029	04/16/2020	$1,045,494	$1,402,251	0.03%
Carlson Travel, Inc. 8.50%, 03/31/2025	08/18/2020	590,264	607,974	0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.684%, 06/15/2043	04/25/2018	1,285,016	1,179,839	0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 10.482%, 08/15/2044	06/27/2019	1,850,755	1,716,495	0.03%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 13.317%, 10/17/2044	09/04/2019	$2,399,196	$2,163,274		0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.564%, 11/15/2044	10/09/2019	1,608,509	1,526,742		0.03%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 11.384%, 06/15/2043	06/26/2018	1,169,130	1,070,831		0.02%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 9.708%, 05/15/2043	03/27/2018	1,299,254	1,217,736		0.02%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 10.963%, 03/16/2043	03/07/2018	292,564	269,079		0.01%
Digicel Group 0.5 Ltd. 7.00%, 11/16/2020	11/28/2016	653,988	81,401		0.00%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	10,697,739	10,200,782		0.20%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.649%, 10/25/2025	09/18/2015	5,614,718	5,120,713		0.10%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/2022	01/31/2017	5,412,492	– 0	–	0.00%
K2016470260 (South Africa) Ltd. 25.00%, 12/31/2022	01/31/2017	2,459,645	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013	12,955,187	– 0	–	0.00%
Peabody Energy Corp. 6.00%, 03/31/2022	08/19/2019	986,405	470,008		0.01%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	871,000	883,132		0.02%

abfunds.com	AB HIGH INCOME FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	$4,705,827	$72,627	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012	8,550,341	131,959	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	07/26/2012	2,486,550	500,000	0.01%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012	11,383,331	68,235	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.399%, 11/25/2025	09/06/2016	3,585,194	3,490,745	0.07%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.649%, 11/25/2025	02/26/2018	2,182,080	2,146,035	0.04%

(h)	Convertible security.

(i)	Defaulted.

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(m)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	Inverse interest only security.

(q)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2020.

(r)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(s)	IO – Interest Only.

(t)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$33,044,260	$20,877	0.00%
Mt. Logan Re Ltd. (Preference Shares) (Series 4)	04/01/2015	19,500,000	20,589,287	0.39%

(u)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

(v)	The rate shown represents the 7-day yield as of period end.

(w)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 87

STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,464,222,711)	$5,266,719,727
Affiliated issuers (cost $22,537,225)	22,537,225
Cash	119
Cash collateral due from broker	31,925,781
Foreign currencies, at value (cost $8,810,365)	6,956,879
Unaffiliated interest receivable	75,749,386
Receivable for investment securities sold	35,480,146
Unrealized appreciation on total return swaps	11,275,159
Unrealized appreciation on forward currency exchange contracts	8,660,607
Receivable for capital stock sold	5,195,245
Market value of credit default swaps (net premiums paid $204,345)	116,270
Receivable from Affiliates	3,152
Affiliated dividends receivable	879

Total assets	5,464,620,575

Liabilities
Market value of credit default swaps (net premiums received $65,370,247)	138,956,638
Payable for capital stock redeemed	44,118,632
Payable for investment securities purchased	34,412,466
Cash collateral due to broker	4,692,000
Payable for reverse repurchase agreements	2,903,217
Dividends payable	2,764,610
Payable for unsettled reverse repurchase agreements	2,320,880
Unrealized depreciation on forward currency exchange contracts	2,317,022
Advisory fee payable	2,129,231
Payable for variation margin on centrally cleared swaps	810,192
Distribution fee payable	672,334
Payable for variation margin on futures	236,560
Transfer Agent fee payable	99,227
Administrative fee payable	25,484
Directors’ fee payable	8,407
Accrued expenses and other liabilities	4,582,304

Total liabilities	241,049,204

Net Assets	$5,223,571,371

Composition of Net Assets
Capital stock, at par	$692,605
Additional paid-in capital	6,024,891,629
Accumulated loss	(802,012,863)

$5,223,571,371

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,143,142,811	151,872,436	$7.53	*

C	$456,374,805	59,924,251	$7.62

Advisor	$3,077,869,171	408,335,052	$7.54

R	$38,435,430	5,107,306	$7.53

K	$68,252,792	9,064,537	$7.53

I	$131,549,916	17,450,004	$7.54

Z	$307,946,446	40,851,039	$7.54

*	The maximum offering price per share for Class A shares was $7.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 89

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest (net of foreign taxes withheld of $1,630,174)	$320,385,137
Dividends
Unaffiliated issuers	6,224,709
Affiliated issuers	895,952	$327,505,798

Expenses
Advisory fee (see Note B)	24,854,712
Distribution fee—Class A	2,970,785
Distribution fee—Class B	163
Distribution fee—Class C	5,471,284
Distribution fee—Class R	231,263
Distribution fee—Class K	203,235
Transfer agency—Class A	1,160,915
Transfer agency—Class B	25
Transfer agency—Class C	540,361
Transfer agency—Advisor Class	2,805,704
Transfer agency—Class R	143,331
Transfer agency—Class K	174,595
Transfer agency—Class I	206,044
Transfer agency—Class Z	231,688
Custody and accounting	518,598
Printing	384,036
Registration fees	370,823
Audit and tax	196,060
Legal	135,454
Directors’ fees	83,134
Administrative	78,596
Miscellaneous	231,760

Total expenses before interest expense	40,992,566
Interest expense	274,751

Total expenses	41,267,317
Less: expenses waived and reimbursed by the Adviser (see Note B)	(138,969)

Net expenses		41,128,348

Net investment income		286,377,450

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(70,490,352	)(a)
Forward currency exchange contracts	37,159,111
Futures	(3,527,320)
Swaps	(132,851,917)
Foreign currency transactions	(74,450,029)
Net change in unrealized appreciation/depreciation on:
Investments	(43,833,931	)(b)
Forward currency exchange contracts	20,055,897
Futures	(1,974,992)
Swaps	(44,896,775)
Foreign currency denominated assets and liabilities	(1,768,894)

Net loss on investment and foreign currency transactions	(316,579,202)

Contributions from Affiliates (see Note B)	5,401

Net Decrease in Net Assets from Operations	$(30,196,351)

(a)	Net of foreign capital gains taxes of $970,972.
(b)	Net of increase in accrued foreign capital gains taxes of $223,826.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 91

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020		Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$286,377,450		$333,315,653
Net realized loss on investment and foreign currency transactions	(244,160,507)		(168,255,572)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(72,418,695)		228,247,731
Contributions from Affiliates (see Note B)	5,401		31,592

Net increase (decrease) in net assets from operations	(30,196,351)		393,339,404
Distributions to Shareholders
Class A	(75,095,657)		(64,612,497)
Class B	(825)		(40,818)
Class C	(30,051,043)		(31,986,029)
Advisor Class	(191,483,973)		(152,419,233)
Class R	(2,712,684)		(2,938,119)
Class K	(5,037,742)		(5,617,251)
Class I	(10,410,617)		(9,124,482)
Class Z	(20,917,585)		(17,263,797)
Return of Capital
Class A	– 0	–	(19,578,715)
Class B	– 0	–	(12,368)
Class C	– 0	–	(9,692,326)
Advisor Class	– 0	–	(46,185,691)
Class R	– 0	–	(890,301)
Class K	– 0	–	(1,702,125)
Class I	– 0	–	(2,764,878)
Class Z	– 0	–	(5,231,232)
Capital Stock Transactions
Net decrease	(31,394,997)		(526,320,297)

Total decrease	(397,301,474)		(503,040,755)
Net Assets
Beginning of period	5,620,872,845		6,123,913,600

End of period	$5,223,571,371		$5,620,872,845

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most

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NOTES TO FINANCIAL STATEMENTS (continued)

foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,047,107,996		$2,209,876	#	$2,049,317,872
Emerging Markets – Sovereigns		– 0	–	638,606,442		– 0	–	638,606,442
Corporates – Investment Grade		– 0	–	635,017,314		– 0	–	635,017,314
Governments – Treasuries		– 0	–	477,301,169		– 0	–	477,301,169
Collateralized Mortgage Obligations		– 0	–	389,141,774		– 0	–	389,141,774
Bank Loans		– 0	–	263,003,998		58,220,720		321,224,718
Emerging Markets – Corporate Bonds		– 0	–	227,610,497		72,627	#	227,683,124
Commercial Mortgage-Backed Securities		– 0	–	99,037,504		– 0	–	99,037,504
Emerging Markets – Treasuries		– 0	–	92,632,942		– 0	–	92,632,942
Collateralized Loan Obligations		– 0	–	79,735,852		– 0	–	79,735,852
Common Stocks		19,613,389		20,877		46,790,997	#	66,425,263
Quasi-Sovereigns		– 0	–	61,639,894		– 0	–	61,639,894
Asset-Backed Securities		– 0	–	27,322,841		11,596,706		38,919,547
Inflation-Linked Securities		– 0	–	15,680,602		– 0	–	15,680,602
Governments – Sovereign Bonds		– 0	–	14,799,789		0	#	14,799,789
Preferred Stocks		8,774,303		– 0	–	5,431,939		14,206,242
Local Governments – US Municipal Bonds		– 0	–	11,075,264		– 0	–	11,075,264

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Investments in Securities	Level 1		Level 2			Level 3		Total
Warrants	$962,415		$	– 0	–	$954,044	#	$1,916,459
Options Purchased – Puts	– 0	–		1,265,796		– 0	–	1,265,796
Whole Loan Trusts	– 0	–		– 0	–	330,713		330,713
Rights	– 0	–		– 0	–	48,955		48,955
Short-Term Investments:
Investment Companies	22,537,225			– 0	–	– 0	–	22,537,225
Time Deposits	– 0	–		16,213,425		– 0	–	16,213,425
Governments – Treasuries	– 0	–		14,499,067		– 0	–	14,499,067

Total Investments in Securities	51,887,332			5,111,713,043		125,656,577		5,289,256,952
Other Financial Instruments*:
Assets
Futures	368,196			– 0	–	– 0	–	368,196	†
Forward Currency Exchange Contracts	– 0	–		8,660,607		– 0	–	8,660,607
Centrally Cleared Credit Default Swaps	– 0	–		42,376,008		– 0	–	42,376,008	†
Credit Default Swaps	– 0	–		116,270		– 0	–	116,270
Total Return Swaps	– 0	–		11,275,159		– 0	–	11,275,159
Liabilities
Futures	(1,909,383)			– 0	–	– 0	–	(1,909,383	)†
Forward Currency Exchange Contracts	– 0	–		(2,317,022)		– 0	–	(2,317,022)
Centrally Cleared Credit Default Swaps	– 0	–		(9,423,943)		– 0	–	(9,423,943	)†
Credit Default Swaps	– 0	–		(138,956,638)		– 0	–	(138,956,638)
Reverse Repurchase Agreements	(2,903,217)			– 0	–	– 0	–	(2,903,217)

Total	$47,442,928			$5,023,443,484		$125,656,577		$5,196,542,989

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets- Corporate Bonds#			Collateralized Loan Obligations
Balance as of 10/31/19	$32,908,573		$52,206,132			$61,746			$4,535,367
Accrued discounts/ (premiums)	37,269		45,321			(1,737,004)			– 0	–
Realized gain (loss)	(43,493,955)		14,612			– 0	–		– 0	–
Change in unrealized appreciation/ depreciation	21,529,757		(1,348,480)			667,040			– 0	–
Purchases/Payups	1,785,076		12,495,313			1,026,551			– 0	–
Sales	(10,556,844)		(585,812)			– 0	–		– 0	–
Transfers into level 3	– 0	–	17,059,626			54,294			– 0	–
Transfers out of level 3	– 0	–	(21,665,992)			– 0	–		(4,535,367)

Balance as of 10/31/20	$2,209,876		$58,220,720			$72,627		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/20**	$(202,043)		$(1,348,480)			$667,040		$	– 0	–

	Common Stocks#		Asset- Backed Securities		Governments - Sovereign Bonds#			Preferred Stocks
Balance as of 10/31/19	$62,796,850		$ 50,991,289		$	– 0	–		$4,967,032
Accrued discounts/ (premiums)	– 0	–	497,027			– 0	–		– 0	–
Realized gain (loss)	(179,713)		1,605,464			– 0	–		(254)
Change in unrealized appreciation/ depreciation….	9,811,566		(3,134,023)			– 0	–		– 0	–
Purchases	10,087,504		– 0	–		– 0	–		595,060
Sales/Paydowns	(35,725,210)		(5,853,660)			– 0	–		(129,899)
Transfers into level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of level 3	– 0	–	(32,509,391)			– 0	–		– 0	–

Balance as of 10/31/20	$46,790,997		$11,596,706		$	– 0	–		$5,431,939

Net change in unrealized appreciation/depreciation from investments held as of 10/31/20**	$(2,940,363)		$(3,071,037)		$	– 0	–	$	– 0	–

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	Warrants#		Whole Loan Trusts		Rights			Total
Balance as of 10/31/19	$663,907		$1,391,396		$	– 0	–	$210,522,292
Accrued discounts/ (premiums)	– 0	–	– 0	–		– 0	–	(1,157,387)
Realized gain (loss)………	– 0	–	26,293			– 0	–	(42,027,553)
Change in unrealized appreciation/ depreciation	290,137		(693,046)			9,497		27,132,448
Purchases/Payups	– 0	–	– 0	–		– 0	–	25,989,504
Sales/Paydowns	– 0	–	(393,930)			– 0	–	(53,245,355)
Transfers into level 3	– 0	–	– 0	–		39,458		17,153,378
Transfers out of level 3	– 0	–	– 0	–		– 0	–	(58,710,750)

Balance as of 10/31/20	$954,044		$330,713			$48,955		$125,656,577 +

Net change in unrealized appreciation/depreciation from investments held as of 10/31/20**	$290,137		$(693,046)			$9,497		$(7,288,295)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+

An amount of $21,665,992, $4,535,367 and $32,509,391 for Bank Loans, Collateralized Loan Obligations and Asset-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2020. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/20			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$1,153,032		Recovery Analysis	Collateral Value	$85.10
		$1,056,844		Qualitative Assessment	Par Value	$100.00
	$	– 0	–	Qualitative Assessment		$0.00

		$2,209,876

Common Stocks		$20,589,287		Market Approach	NAV Equivalent	$1,055.86
		$3,943,880		Market Approach	Projected Enterprise Value	$476.8mm to $529.0 mm
		$891,739		Market Approach	EBITDA* Projection	$57mm

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	Fair Value at 10/31/20			Valuation Technique	Unobservable Input	Input
					EBITDA* Multiples	7.4X
		$420,796		Market Approach	3.8% Haircut to Last	$3.26
					Traded Price
		$216,813		Market Approach	EBITDA* Projection	$203mm
					EBITDA* Multiples	7.9X
		$157,986		Market Approach	EBITDA* Projection	$400mm
					EBITDA* Multiples	15.5X
		$5		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$26,220,506

Governments – Sovereign Bonds	$	– 0	–	Qualitative Assessment		$0.00
Preferred Stocks		$5,431,939		Market Approach	EBITDA* Projection	$400mm
					EBITDA* Multiples	15.5X
Warrants.		$954,044		Option Pricing Model	Exercise Price	$5.63
	$	– 0	–	Qualitative Assessment		$0.00

		$954,044

Whole Loan Trusts		$330,713		Recovery Analysis	Cumulative Loss	35%

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Projected Enterprise Value, Last Traded Price, Exercise Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss in isolation would be expected to result in a significantly lower (higher) fair value measurement.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received

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from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class.

Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the reimbursement for such services amounted to $78,596.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,462,209 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $102,204 from the sale of Class A shares and received

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$21,186, $0 and $37,532 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $138,969.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$269,142	$1,947,095	$2,193,700	$22,537	$896

During the year ended October 31, 2020 and the year ended October 31, 2019, the Adviser reimbursed the Fund $5,401 and $31,592, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily

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exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,523,616, $1,243,368 and $1,342,473 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,586,586,125	$1,952,591,470
U.S. government securities	308,643,845	756,528,972

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$5,478,948,154

Gross unrealized appreciation	$359,532,302
Gross unrealized depreciation	(550,877,711)

Net unrealized depreciation	$(191,345,409)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are

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traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in

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exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where

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applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two

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parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and

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credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2020, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$368,196	*	Receivable/Payable for variation margin on futures	$1,909,383	*

Interest rate contracts	Investments in securities, at value	1,265,796

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	8,660,607		Unrealized depreciation on forward currency exchange contracts	2,317,022

Credit contracts	Market value of credit default swaps	116,270		Market value of credit default swaps	138,956,638

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	42,701,596	*	Receivable/Payable for variation margin on centrally cleared swaps	822,398	*

Credit contracts	Unrealized appreciation on total return swaps	11,275,159

Total		$64,387,624			$144,005,441

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$209,164	$	– 0	–
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(3,527,320)		(1,974,992)
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(625,166)		262,948
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	37,159,111		20,055,897
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(133,061,081)		(44,896,775)

Total		$(99,845,292)		$(26,552,922)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$173,139,223
Average notional amount of sale contracts	$963,388,652

Centrally Cleared Interest Rate Swaps
Average notional amount	$7,990,000	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$317,816,611

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$213,193,759
Average principal amount of sale contracts	$808,714,096

Futures:
Average notional amount of buy contracts	$121,969,415	(b)
Average notional amount of sale contracts	$47,845,647

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Total Return Swaps:
Average notional amount	$29,610,836

Purchased Swaptions:
Average notional amount	$103,327,667	(c)

(a)	Positions were open for one month during the reporting period.

(b)	Positions were open for seven months during the reporting period.

(c)	Positions were open for six months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
BNP Paribas SA	$1,476,274	$	– 0	–	$(1,252,000)	$	– 0	–	$224,274
Citibank, NA./Citigroup Global Markets, Inc.	49,757	(49,757)	– 0	–	– 0	–	– 0	–
Credit Suisse International	104,167	(104,167)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	355,415	(355,415)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	13,411,323	(13,411,323)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securties, LLC	500,206	(500,206)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	734,183	(734,183)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	2,686,814	(187,399)	(2,450,000)	– 0	–	49,415
UBS AG	1,999,693	(20,129)	– 0	–	– 0	–	1,979,564

Total	$21,317,832	$(15,362,579)	$(3,702,000)	$	– 0	–	$2,253,253	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$1,196,157	$	– 0	–	$	– 0	–	$	– 0	–	$1,196,157
Citibank, NA./Citigroup Global Markets, Inc.	27,751,911	(49,757)	(23,532,075)	(3,993,506)	176,573
Credit Suisse International	27,574,566	(104,167)	– 0	–	(27,470,399)	– 0	–
Deutsche Bank AG	775,222	(355,415)	– 0	–	(419,807)	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	67,851,158	(13,411,323)	(810,000)	(53,629,835)	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securties, LLC.	3,895,030	(500,206)	(275,000)	(2,809,294)	310,530
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	12,022,088	(734,183)	– 0	–	(11,287,905)	– 0	–
Royal Bank of Scotland PLC	187,399	(187,399)	– 0	–	– 0	–	– 0	–
UBS AG	20,129	(20,129)	– 0	–	– 0	–	– 0	–

Total	$141,273,660	$(15,362,579)	$(24,617,075)	$(99,610,746)	$1,683,260	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2020, the average amount of reverse repurchase agreements outstanding was $34,826,912 and the daily weighted average interest rate was 0.03%. At October 31, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $2,903,217 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,903,217	$(2,797,125)	$106,092

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	32,982,337	34,484,458	$246,238,865	$279,491,371

Shares issued in reinvestment of dividends	6,143,528	6,531,547	46,584,501	53,010,534

Shares converted from Class B	104,386	41,441	855,964	335,581

Shares converted from Class C	10,303,954	9,247,679	77,721,522	75,579,599

Shares redeemed	(59,938,889)	(53,905,912)	(455,510,924)	(436,047,880)

Net decrease	(10,404,684)	(3,600,787)	$(84,110,072)	$(27,630,795)

Class B
Shares sold	– 0	–	11,597	$38	$94,709

Shares issued in reinvestment of dividends	4	6,407	– 0	–	52,409

Shares converted to Class A	(103,502)	(41,080)	(855,964)	(335,581)

Shares redeemed	– 0	–	(13,824)	(7)	(112,716)

Net decrease	(103,498)	(36,900)	$(855,933)	$(301,179)

Class C
Shares sold	9,396,426	6,829,548	$69,982,274	$56,130,894

Shares issued in reinvestment of dividends	2,140,910	2,770,681	16,398,052	22,727,630

Shares converted to Class A	(10,182,346)	(9,138,554)	(77,721,522)	(75,579,599)

Shares redeemed	(19,761,700)	(24,359,491)	(150,856,254)	(198,992,619)

Net decrease	(18,406,710)	(23,897,816)	$(142,197,450)	$(195,713,694)

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	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Advisor Class
Shares sold	300,143,915	193,790,462	$2,185,801,706	$1,571,793,503

Shares issued in reinvestment of dividends	14,949,924	14,597,426	113,488,157	118,661,726

Shares redeemed	(269,674,525)	(236,255,241)	(2,034,432,046)	(1,911,319,429)

Net increase (decrease)	45,419,314	(27,867,353)	$264,857,817	$(220,864,200)

Class R
Shares sold	1,189,713	1,418,731	$9,087,432	$11,494,095

Shares issued in reinvestment of dividends	357,257	469,784	2,708,506	3,810,256

Shares redeemed	(3,428,286)	(3,431,556)	(26,069,265)	(27,774,790)

Net decrease	(1,881,316)	(1,543,041)	$(14,273,327)	$(12,470,439)

Class K
Shares sold	2,586,142	1,903,243	$19,605,736	$15,469,421

Shares issued in reinvestment of dividends	660,196	901,710	5,003,848	7,316,240

Shares redeemed	(7,625,157)	(4,346,608)	(58,552,060)	(35,228,609)

Net decrease	(4,378,819)	(1,541,655)	$(33,942,476)	$(12,442,948)

Class I
Shares sold	7,064,910	4,109,541	$51,381,403	$33,366,973

Shares issued in reinvestment of dividends	1,332,722	1,397,944	10,094,835	11,356,613

Shares redeemed	(11,370,317)	(8,749,503)	(86,202,432)	(70,836,826)

Net decrease	(2,972,685)	(3,242,018)	$(24,726,194)	$(26,113,240)

Class Z
Shares sold	23,216,834	14,232,950	$172,593,165	$115,291,143

Shares issued in reinvestment of dividends	2,727,864	2,680,918	20,657,731	21,781,197

Shares redeemed	(25,389,031)	(20,760,467)	(189,398,258)	(167,856,142)

Net increase (decrease)	555,667	(3,846,599)	$3,852,638	$(30,783,802)

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a

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NOTES TO FINANCIAL STATEMENTS (continued)

timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$335,710,126		$284,002,226

Total taxable distributions paid	335,710,126		284,002,226
Return of Capital	– 0	–	86,057,636

Total distributions paid	$335,710,126		$370,059,862

abfunds.com	AB HIGH INCOME FUND | 123

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(579,769,870	)(a)
Unrealized appreciation/(depreciation)	(194,163,471	)(b)

Total accumulated earnings/(deficit)	$(773,933,341	)(c)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $572,526,632. As of October 31, 2020, the cumulative deferred loss on straddles was $7,243,238.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $243,273,843 and a net long-term capital loss carryforward of $329,252,789, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser and the tax treatment of swaps resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB HIGH INCOME FUND | 125

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.19	$ 8.14	$ 8.91	$ 8.65	$ 8.50

Income From Investment Operations

Net investment income(a)(b)	.41	.47	.50	.45	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	.11	(.71)	.34	.27

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.18)	.58	(.21)	.79	.75

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.41)	(.49)	(.53)	(.60)

Return of capital	– 0	–	(.12)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.53)	(.56)	(.53)	(.60)

Net asset value, end of period	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65

Total Return

Total investment return based on net asset value(d)	(2.02	)%^	7.33%	(2.51)%	9.30%	9.41	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,143,143	$1,329,150	$1,350,517	$1,869,052	$2,061,177

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.86%	.87%	.84%	.81%	.84%

Expenses, before waivers/reimbursements(e)†	.86%	.88%	.85%	.82%	.85%

Net investment income(b)	5.43%	5.82%	5.86%	5.15%	5.75%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.29	$ 8.24	$ 9.01	$ 8.75	$ 8.60

Income From Investment Operations

Net investment income(a)(b)	.35	.41	.44	.39	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	.10	(.72)	.33	.27

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.25)	.51	(.28)	.72	.69

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.35)	(.43)	(.46)	(.54)

Return of capital	– 0	–	(.11)	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.46)	(.49)	(.46)	(.54)

Net asset value, end of period	$ 7.62	$ 8.29	$ 8.24	$ 9.01	$ 8.75

Total Return

Total investment return based on net asset value(d)	(2.86	)%^	6.43%	(3.21)%	8.37%	8.50	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$456,375	$649,108	$842,095	$1,139,390	$1,298,312

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.61%	1.62%	1.59%	1.56%	1.58%

Expenses, before waivers/reimbursements(e)†	1.61%	1.62%	1.59%	1.56%	1.58%

Net investment income(b)	4.56%	5.00%	5.04%	4.33%	4.94%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

abfunds.com	AB HIGH INCOME FUND | 127

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.20	$ 8.15	$ 8.92	$ 8.66	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.43	.49	.52	.48	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	.11	(.71)	.33	.28

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	.60	(.19)	.81	.77

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.42)	(.50)	(.55)	(.62)

Return of capital	– 0	–	(.13)	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.50)	(.55)	(.58)	(.55)	(.62)

Net asset value, end of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Total Return

Total investment return based on net asset value(d)	(1.77	)%^	7.58%	(2.26)%	9.56%	9.69	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,077,869	$2,976,343	$3,185,833	$4,351,171	$3,828,042

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.61%	.62%	.59%	.56%	.58%

Expenses, before waivers/reimbursements(e)†	.61%	.63%	.60%	.57%	.58%

Net investment income(b)	5.57%	6.05%	6.10%	5.38%	5.87%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.19	$ 8.14	$ 8.90	$ 8.64	$ 8.49

Income From Investment Operations

Net investment income(a)(b)	.38	.44	.47	.42	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	.10	(.71)	.33	.27

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.21)	.54	(.24)	.75	.72

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.38)	(.45)	(.49)	(.57)

Return of capital	– 0	–	(.11)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.49)	(.52)	(.49)	(.57)

Net asset value, end of period	$ 7.53	$ 8.19	$ 8.14	$ 8.90	$ 8.64

Total Return

Total investment return based on net asset value(d)	(2.49	)%^	6.89%	(2.80	)%^	8.88	%^	9.01	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,435	$57,226	$69,442	$87,602	$86,059

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.32%	1.28%	1.26%	1.20%	1.22%

Expenses, before waivers/reimbursements(e)†	1.33%	1.28%	1.26%	1.21%	1.22%

Net investment income(b)	4.93%	5.43%	5.47%	4.77%	5.39%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.19	$ 8.14	$ 8.91	$ 8.65	$ 8.50

Income From Investment Operations

Net investment income(a)(b)	.40	.47	.50	.45	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	.10	(.72)	.33	.27

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.19)	.57	(.22)	.78	.75

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.40)	(.48)	(.52)	(.60)

Return of capital	– 0	–	(.12)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.52)	(.55)	(.52)	(.60)

Net asset value, end of period	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65

Total Return

Total investment return based on net asset value(d)	(2.15	)%^	7.25%	(2.58)%	9.22%	9.41	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$68,253	$110,135	$122,030	$126,399	$106,841

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.98%	.94%	.91%	.89%	.85%

Expenses, before waivers/reimbursements(e)†	.98%	.94%	.91%	.89%	.85%

Net investment income(b)	5.27%	5.76%	5.83%	5.08%	5.75%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.20	$ 8.15	$ 8.92	$ 8.66	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.42	.50	.53	.48	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	.10	(.72)	.33	.28

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	.60	(.19)	.81	.78

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.42)	(.50)	(.55)	(.63)

Return of capital	– 0	–	(.13)	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.50)	(.55)	(.58)	(.55)	(.63)

Net asset value, end of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Total Return

Total investment return based on net asset value(d)	(1.81	)%^	7.61%	(2.23)%	9.60%	9.74	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$131,550	$167,518	$192,941	$276,909	$294,693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.64%	.60%	.56%	.52%	.53%

Expenses, before waivers/reimbursements(e)†	.64%	.60%	.56%	.53%	.53%

Net investment income(b)	5.57%	6.09%	6.15%	5.43%	6.06%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.20	$ 8.15	$ 8.92	$ 8.66	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.43	.50	.54	.49	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	.10	(.73)	.32	.28

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	.60	(.19)	.81	.78

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.42)	(.50)	(.55)	(.63)

Return of capital	– 0	–	(.13)	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.50)	(.55)	(.58)	(.55)	(.63)

Net asset value, end of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Total Return

Total investment return based on net asset value(d)	(1.76	)%^	7.68%	(2.18)%	9.62%	9.76	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$307,946	$330,538	$359,903	$236,247	$112,852

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.59%	.54%	.52%	.50%	.51%

Expenses, before waivers/reimbursements(e)†	.59%	.54%	.52%	.50%	.51%

Net investment income(b)	5.66%	6.16%	6.27%	5.47%	6.07%

Portfolio turnover rate	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.86%	.85%	.82%	.81%	.84%
Before waivers/reimbursements	.86%	.86%	.83%	.82%	.85%
Class C
Net of waivers/reimbursements	1.60%	1.60%	1.57%	1.56%	1.58%
Before waivers/reimbursements	1.60%	1.60%	1.57%	1.56%	1.58%
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.57%	.56%	.58%
Before waivers/reimbursements	.60%	.61%	.58%	.57%	.58%
Class R
Net of waivers/reimbursements	1.32%	1.26%	1.24%	1.20%	1.22%
Before waivers/reimbursements	1.33%	1.26%	1.24%	1.21%	1.22%
Class K
Net of waivers/reimbursements	.97%	.92%	.89%	.89%	.85%
Before waivers/reimbursements	.97%	.92%	.89%	.89%	.85%
Class I
Net of waivers/reimbursements	.64%	.58%	.54%	.52%	.53%
Before waivers/reimbursements	.64%	.58%	.54%	.53%	.53%
Class Z
Net of waivers/reimbursements	.58%	.52%	.50%	.50%	.51%
Before waivers/reimbursements	.58%	.52%	.50%	.50%	.51%

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 133

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2020.

For corporate shareholders, 1.52% of dividends paid qualify for the dividends received deduction.

For foreign shareholders, 46.29% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Douglas J. Peebles(2)(3), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. Distenfeld, Peebles, Sheridan and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

3	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,++ Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,++ 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,++ 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,++ 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,++ 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,++ 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,++ 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,++ 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 60	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head of Fixed Income.

Shamaila Khan, 49	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2015. She is also Director of Emerging Market Debt.

Douglas J. Peebles, 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Stephen M. Woetzel, 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2015.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were above the last breakpoint

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level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

152 | AB HIGH INCOME FUND	abfunds.com

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1020

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2019	$161,146	$—	$29,487
	2020	$161,146	$1,020	$18,183

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2019	$767,242	$29,487
			$—
			$(29,487)
	2020	$1,032,640	$19,203
			$(1,020)
			$(18,183)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2020